Posting Supplement No. 1 dated January 22, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated January 20, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 62499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
62499	$22,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 62499. Member loan 62499 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Zions Management Services Company	Debt-to-income ratio:	19.34%
Length of employment:	7 years	Location:	Houston, TX

Home town:
Current & past employers:	Zions Management Services Company
Education:

This borrower member posted the following loan description, which has not been verified:

I'm in a similar position to many people. In this tight credit market I find it difficult to qualify for a traditional consolidation loan. I make a decent wage ($75K) and have a good DTI ratio. I have been in the USA for 10 years now and my credit history is not extensive enough according to most lenders. I also have 1 negative item on my credit file that is preventing me from qualifying for more traditional financing. I take great pride in paying all my debt obligations on time. Thanks in advance for your consideration.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	77
Revolving Credit Balance:	$15,897.00	Public Records On File:	1
Revolving Line Utilization:	66.00%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 377437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377437	$14,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377437. Member loan 377437 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Barix Clinix of Ohio	Debt-to-income ratio:	23.13%
Length of employment:	7 years	Location:	Stoutsville, OH

Home town:
Current & past employers:	Barix Clinix of Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

This is a loan to pay off three credit cards I have to I can improve my credit score and lower my interest rate Borrower added on 01/15/10 > I'm a nurse. So employment will never be an issue. I always pay my bills two weeks early. The minimum payment on my credit cards are $400 so it will be no problem paying $480. I have already cut them up. Now all I need to do is pay them off and close the accounts. I am so tired of these banks raising interest rates! Please invest in my family. We won't let you down.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,641.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411477	$14,400	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411477. Member loan 411477 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Best Ford Inc	Debt-to-income ratio:	16.24%
Length of employment:	4 years	Location:	Brookline, NH

Home town:
Current & past employers:	Best Ford Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent pay history, make enough to pay all bills, but the credit card companies keep raising rates for no reason. I am looking to pay off credit cards with a fixed lower rate loan. I would rather give money to someone other than the banks! Borrower added on 01/19/10 > Here is a little more background. This site doesn't show that my actual revolving is just under $14000, hence the reason for the amount on this loan. My total monthly expenditures not including cc's is $1500. The reason I am in this situation is several years back I accrued some cc debt. I was making progress paying them off, but interest rates continues to soar and now I feel like all I am doing is feeding the hungry banks. I have already put together a plan to pay all off in 3 years, but by utilizing a loan like this it will be easier with less interest paid over the three years. I am very secure at my job as a finance director at a large Ford dealership. I have been here over 4 years and we have been very successful during the recession. My wife is also employed and adds additional household income.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,950.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418953	$13,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418953. Member loan 418953 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,507 / month
Current employer:	John Crane Orion	Debt-to-income ratio:	16.09%
Length of employment:	7 years	Location:	Sheboygan, WI

Home town:
Current & past employers:	John Crane Orion
Education:

This borrower member posted the following loan description, which has not been verified:

I have made some financial errors in my life. However, I have been trying to fix those errors. As you can see from my credit, I have a pretty good credit record. I pay my bills on time on a consistent basis. My main problem is that I can't get ahead. I keep making the minimum payments or a little more than the minimum payments and don't make any headway on paying off my obligations. My goal is to secure a loan that I will use to pay off two of my larger obligations. Any additional money realized from lowering my interest rate would be used to pay off additionally on my obligation. The two obligations I'm referring to represent around $675.00 of monthly payments. This amount is very difficult to maintain. My hope is that one new loan to cover both of these obligations would have a lower payment amount and a lower interest rate, which I hope would allow me to make additional payments or higher payments and pay them off more quickly.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,569.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421199	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421199. Member loan 421199 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	9.19%
Length of employment:	3 years	Location:	Bozeman, MT

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Over the last 7 years I have had an excellent credit history with no missed payments or overdue balances. Because of problems when I was younger I have high interest rates on all of my credit cards, many of which have increased drastically of late, due to no fault of my own. I have always paid more than the minimum payments requested by my lenders, but feel like there is no loyalty for having been a good customer. Borrower added on 01/15/10 > I have been employeed with the same company for 5 years and have received several promotions during that time period. I've been an excellent customer to all of my credit card companies, yet my balances have been reduced and my APRs increased. This loan would allow me to pay off my debts quicker and increase the quality of my life.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,262.00	Public Records On File:	1
Revolving Line Utilization:	54.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432108	$11,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432108. Member loan 432108 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Enterprise Rent A Car	Debt-to-income ratio:	24.78%
Length of employment:	3 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Enterprise Rent A Car
Education:

This borrower member posted the following loan description, which has not been verified:

I have a personal loan that I received in January 2009 at 10% and am scheduled to have it paid off in December 2011. I am looking for a loan with a lower interest rate to save money on interest.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,057.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442923	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442923. Member loan 442923 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:		Debt-to-income ratio:	17.43%
Length of employment:	< 1 year	Location:	houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I was a banker for 20 years, the last 6 years was in private banking. I was able to create a real estate portfolio and open a couple of businesses before I left corporate america 2 years ago. One of my real estate projects got behind about 9 months ( 2 from Hurricane Ike). That project is now underway. Its a commercial piece of property that was being rehabbed. It has an old bungalow home on it, a two story garage apartment and a gas station from the 50's. A bistro has rented everything except the gas station. I own the land. Having to carry the construction of this property an additional 9 months had me hit my funds I was holding to turn the gas station into a wine bar to compliment the bistro. I am about $20,000 short for the rehab on the gas station. Borrower added on 01/21/10 > just a quick note, I moniter my credit regularly and what has pulled from the bureau is about 90 days old. my revolving debt is not over $100,000 there is an equity line that shows as if its unsecured and its secured against property at a rate of 3.9% I also paid down all of my revolving in the past 60 days which will not update until sometime in January. I sold a property and paid down my unsec debt to $25,000.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$114,393.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444955	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444955. Member loan 444955 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	IMG	Debt-to-income ratio:	9.51%
Length of employment:	4 years	Location:	Palm Beach Gardens, FL

Home town:
Current & past employers:	IMG
Education:

This borrower member posted the following loan description, which has not been verified:

I hold two credit cards, one with Chase and the other BOA. Three months ago both banks increased my interest rates on the cards from fixed APR's of 11.5% & 12.8% to variable rates over 18%! Since then I have been steadily paying the balances off at a rate of about $500 a month. I have been in steady employment for over five years with the same company. I have about $13k in credit card debt which is in excellent standing, never late and always pay more than the minimum. I also just paid off a new car loan for my wife's car (free and clear) and my own transport was bought outright a year ago with no debt outstanding. I would like to reduce the APR on the $13k credit card debt I have and therefore be able to pay it off sooner. Borrower added on 01/15/10 > The credit card debt was mainly from paying for my daughters wedding in August 2008 and not from irresponsible spending. With the recent rate hikes from the banks it means I will have to carry this debt longer, but I would really like it paid and done with within 3-years.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,401.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449679	$10,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449679. Member loan 449679 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Stop and Shop	Debt-to-income ratio:	19.70%
Length of employment:	10+ years	Location:	WORCESTER, MA

Home town:
Current & past employers:	Stop and Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Paying off Debt I've been at my job for 10 1/2 years

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,267.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 458328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458328	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458328. Member loan 458328 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	north ga dentention center	Debt-to-income ratio:	9.92%
Length of employment:	< 1 year	Location:	clarkesville, GA

Home town:
Current & past employers:	north ga dentention center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1967	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$452.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 458440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
458440	$16,800	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 458440. Member loan 458440 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo	Debt-to-income ratio:	23.65%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Robomodo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > This money will be used to consolidate me and my wife's credit cards down to a single payment at a lower interest rate. We're switching over to using cash as much as possible to avoid accumulating more debt than we can pay off each month. Also I should say we have no problems making the payments we just want to save money by having a lower rate, and we have enough money in savings to cover our debts/bills for several months if I was to lose my job (she is a student).

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,333.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 459312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
459312	$12,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 459312. Member loan 459312 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Chenega Fed Systems	Debt-to-income ratio:	9.98%
Length of employment:	6 years	Location:	Miami, FL

Home town:
Current & past employers:	Chenega Fed Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I wanted to add that I work for the Department of Defense, therefore my job is stable and consistent. My goal is to pay off $11500 worth of credit card debt. I'm in the process of purchasing a property within the next 60 days and would like to pay off all credit card debt to show I have less debt on file.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	11
Revolving Credit Balance:	$10,844.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 460222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460222	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460222. Member loan 460222 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:		Debt-to-income ratio:	0.80%
Length of employment:	< 1 year	Location:	Redondo Beach, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > These funds are used to tie me over until I start a much higher paid job in June 2010

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$150.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 460277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
460277	$24,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 460277. Member loan 460277 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Barclay Card US	Debt-to-income ratio:	14.45%
Length of employment:	2 years	Location:	Woolwich Township, NJ

Home town:
Current & past employers:	Barclay Card US
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > These funds will be used to bolster my exclusive line of products we source from here in the US and are also importing from Australia, Germany, and Taiwan. I have a defined plan based on proven marketing techniques and an experienced pool of labor who have background in IT, finance, and the school of hard knocks. My business is currently operating in the black and has the benefit of extremely low overhead and also being in an area with a median income of $82,000 (from US Census data). In addition I am a subject matter expert in the Information Technology industry with a solid resume and job history. I operate our business on a "plan for the best AND the worst" model, meaning the metrics I use are all based on best and worst case scenarios with contingencies for the major and obvious disasters (economy, natural etc). I track my progress based on these two watermarks. I do my best to be prepared for most scenarios and act quickly when I encounter a scenario outside of my plan. I avoid the highest risk areas of our market and opt to grow more carefully. My current monthly budget with all expenses for the business, minus start-up costs and new inventory, is approximately $1146/mo. New inventory consumes the remainder of our monthly income -10% for our rainy day fund. Thank you for reading my posting.

A credit bureau reported the following information about this borrower member on January 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,539.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 461227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461227	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461227. Member loan 461227 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	PREMIER DERMATOLOGY	Debt-to-income ratio:	4.72%
Length of employment:	3 years	Location:	NAPERVILLE, IL

Home town:
Current & past employers:	PREMIER DERMATOLOGY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I am hoping to receive this loan to pay for wedding expenses. My Fiance and I have been engaged 2 years and plan to get married this Summer. Our time is running out to plan and we would appreciate this loan more than anything. My monthly income is plenty for me to pay my monthly living expenses, this monthly loan payment and have money left over. I also have the help of my fiance's income. I would be a good borrower because I have a great credit history. I have never been late on anypayments, and I always pay more than the minimum payment required on any bill. Borrower added on 01/17/10 > I am hoping to receive this loan to pay for wedding expenses. My Fiance and I have been engaged 2 years and plan to get married this Summer. Our time is running out to plan and we would appreciate this loan more than anything. My monthly income is plenty for me to pay my monthly living expenses, this monthly loan payment and have money left over. I also have the help of my fiance's income. I would be a good borrower because I have a great credit history. I have never been late on anypayments, and I always pay more than the minimum payment required on any bill. Borrower added on 01/17/10 > My fiance and I are planning to get married July of this year. We are hoping for our loan to be funded to pay for a major part of our wedding expenses. My monthly income is enough for me to pay my monthly living expenses, the monthly payment of this loan, and have extra money. I am a good borrower because I have a good credit history. I have never made any late payments, and I always pay more than the minimum payment required. Having and keeping a good credit status is very important to me and I never spend more than I can afford. I have a full time job which is very stable. I have been there for 3 1/2 years and the practice is very busy and growing everyday. My intentions are pay off this loan earlier than 36 months with money reveived from wedding gifts. I appreciate and thank you in advance, for all of your time and support on helping us to make our special day happen. Borrower added on 01/17/10 > Having and keeping a good credit status is something that is very important to me. I have a very stable job which I have been at for 3 1/2 years. Our practice is very busy and growing everyday and shows no signs of slowing down. Borrower added on 01/18/10 > I'm not sure what happened above I applogogize for all the repeats. Also I wanted to note that my current debt amount as posted is slightly incorrect it is about $700 less than what it says and is being paid monthly.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,638.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 461884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
461884	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 461884. Member loan 461884 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:		Debt-to-income ratio:	8.97%
Length of employment:	< 1 year	Location:	Interaken, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Thank you for supporting my loan. Borrower added on 01/18/10 > Thanks for looking at my loan here is a little of why I need it. I am an independent contractor for website development. During a recession I have kept my job and increased my work, but getting a mortgage is harder than ever from the banks. I have work guaranteed for the year and I have 50K for my condo, but as a contractor the mortgage process has gotten much harder after the banking crisis. I need these additional funds too buy the condo outright condo.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,051.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 463832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
463832	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 463832. Member loan 463832 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Com Dev USA	Debt-to-income ratio:	19.93%
Length of employment:	2 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Com Dev USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,347.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 464707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
464707	$18,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 464707. Member loan 464707 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Liberty Mutual Insurance Company	Debt-to-income ratio:	19.33%
Length of employment:	10+ years	Location:	rancho cucamonga, CA

Home town:
Current & past employers:	Liberty Mutual Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Pay off bills. No problems paying back debt.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,556.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 469850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
469850	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 469850. Member loan 469850 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	PSUSD	Debt-to-income ratio:	19.88%
Length of employment:	9 years	Location:	Cathedral City, CA

Home town:
Current & past employers:	PSUSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > Hi! I am a first grade teacher with a steady job and a steady income. My fiance and I were in the midst of wedding planning and he unfortunately lost his job due to the economy. Thankfully, he is employed again. We just want to pay off debt so we can start our lives off on the right foot! From the bottom of my heart, I would appreciate the help with our finances!

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	34
Revolving Credit Balance:	$31,756.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 470125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
470125	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 470125. Member loan 470125 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Equant	Debt-to-income ratio:	6.90%
Length of employment:	10+ years	Location:	MARIETTA, GA

Home town:
Current & past employers:	Equant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > This loan will hlep finish the basement and add energy efficient materials (windows, doors, appliances). I expect at least 25% drop in my utility bill and of course an increase in the value of my home

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	11
Revolving Credit Balance:	$22,180.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 471975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
471975	$3,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 471975. Member loan 471975 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Shape Health and Fitness	Debt-to-income ratio:	2.04%
Length of employment:	3 years	Location:	Elk Grove, CA

Home town:
Current & past employers:	Shape Health and Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 472835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
472835	$16,750	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 472835. Member loan 472835 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	JMS Electric	Debt-to-income ratio:	22.09%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	JMS Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This is just a loan to consolidate some high interest rate credit cards to 1 simple payment at a lower interest rate. I am current with all of my bills and I have a good credit score.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$26,901.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 473649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473649	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473649. Member loan 473649 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	RR Donnelley	Debt-to-income ratio:	13.25%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	RR Donnelley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > First, I plan to consolidate my current credit card debts with this loan to lower my credit card rate. I plan to pay off the debt in a timely manner, and pay it off sooner. Currently my job situation is steady and currently I shouldn't have a problem to make the monthly payments.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	33
Revolving Credit Balance:	$23,215.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473764	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473764. Member loan 473764 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:		Debt-to-income ratio:	11.56%
Length of employment:	< 1 year	Location:	FREEPORT, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$31,114.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 473822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
473822	$14,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 473822. Member loan 473822 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	USPS	Debt-to-income ratio:	10.96%
Length of employment:	10+ years	Location:	Walkersville, MD

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,461.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474048	$21,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474048. Member loan 474048 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tellabs	Debt-to-income ratio:	15.63%
Length of employment:	4 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Tellabs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > So close to being debt free again. On paper I'm already in the black, but those last few pesky credit debts are slowing my progress. Borrower added on 01/20/10 > I initially pursued a loan though bank (BoA) but they told me in writing that my credit was so good I didn't need a fixed-rate, fixed-term loan; I should use my credit cards. Well, I'm done with that sucker's game for good. The grand experiment with credit cards is over and I'm returning to those halcyon days when I had no credit cards and things were just fine. Would you like to help me reach my goal? Borrower added on 01/20/10 > I should add that I had a 12.99% fixed-term line-of-credit from BoA that I had used previously to consolidate debt and make home improvements. I aggressively paid the three-year loan off in 20 months ($500 every two weeks). When I attempted to access the line-of-credit again, BoA closed it and told me to use credit cards instead. While I have redirected my debt reduction payment to one of my credit cards, the interest of all the cards is beating me up; especially since the rates seem to have mysteriously increased in the past few months for no reason. Imminent bank regulation, maybe?

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,860.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474298	$21,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474298. Member loan 474298 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,500 / month
Current employer:	Art Center College of Design	Debt-to-income ratio:	12.88%
Length of employment:	10+ years	Location:	Pasadena, CA

Home town:
Current & past employers:	Art Center College of Design
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,974.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474333	$1,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474333. Member loan 474333 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Valvoline instant oil change	Debt-to-income ratio:	6.33%
Length of employment:	1 year	Location:	EDGEWATER, MD

Home town:
Current & past employers:	Valvoline instant oil change
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,454.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474337	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474337. Member loan 474337 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,083 / month
Current employer:	city of Oxnard	Debt-to-income ratio:	18.75%
Length of employment:	10+ years	Location:	OXNARD, CA

Home town:
Current & past employers:	city of Oxnard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/10/10 > fund my loan Borrower added on 01/13/10 > I plan to pay this loan off buy June 2010.

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,636.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474368	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474368. Member loan 474368 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Abelson Taylor	Debt-to-income ratio:	11.23%
Length of employment:	2 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Abelson Taylor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/05/10 > Looking to clean up credit cards but avoid ridiculous interest rates.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,833.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 474398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474398	$6,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474398. Member loan 474398 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,300 / month
Current employer:		Debt-to-income ratio:	12.69%
Length of employment:	< 1 year	Location:	LEXINGTON, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/11/10 > * To pay off a credit card. * I've always paid my bills on time. * My income is very stable. * This loan fits my budget.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,633.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 474420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474420	$14,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474420. Member loan 474420 was requested on January 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	formulation technology inc.	Debt-to-income ratio:	15.52%
Length of employment:	10+ years	Location:	RIVERBANK, CA

Home town:
Current & past employers:	formulation technology inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/05/10 > pay off my credit cards.

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,458.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474431	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474431. Member loan 474431 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Five-Star AudioVisual	Debt-to-income ratio:	21.41%
Length of employment:	< 1 year	Location:	HUNTINGTON BEACH, CA

Home town:
Current & past employers:	Five-Star AudioVisual
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,276.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474491	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474491. Member loan 474491 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Apex Financial Consulting Group	Debt-to-income ratio:	0.64%
Length of employment:	3 years	Location:	shingetown, CA

Home town:
Current & past employers:	Apex Financial Consulting Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$764.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 474981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474981	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474981. Member loan 474981 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	ARCADIS	Debt-to-income ratio:	1.35%
Length of employment:	10+ years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	ARCADIS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Home renovations and upgrades. Borrower added on 01/18/10 > We are in the process of planning out a renovation to our home, which we've been in for just under 3 years. Our planned renovation includes upgrading an existing bathroom, addition of a new bathroom, a bedroom conversion, and overall improvements. All of the funds will go directly to the renovation, which is on a tight timeline. The additional money requested is to kick the project off and keep us moving to meet out deadline. Borrower added on 01/19/10 > I have been in my current firm as an engineer/consultant for nearly 15 years. I have a history of fulfilling loan obligations, including our current mortgage, auto loans (paid off), student loans (paid off), previous personal loan (paid off), etc. This particular loan is driven by the cash flow needed to jump start this project and complete the work within the tight schedule.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 474990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
474990	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 474990. Member loan 474990 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	IBM	Debt-to-income ratio:	13.87%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Loan Details: 1. Loan funds will be used to consolidate 2 credit cards. 2. My current total monthly payments to the cards is more than the proposed monthly payment on this requested loan. 3. Employment is stable - customer facing position at IBM. Borrower added on 01/20/10 > 4. Please read the questions and answers for ongoing information. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$11,179.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475121	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475121. Member loan 475121 was requested on January 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	FHS	Debt-to-income ratio:	21.01%
Length of employment:	10+ years	Location:	Bremerton, WA

Home town:
Current & past employers:	FHS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > Details of loan expense: Payoff & close collections for Chase, currently NSF and court-ordered-2k; Pay NSF on traffic ticket, $300 before 1/23 or suspended; Repair car for estimated $500 for alternator, etc.- no funds currently to do this; pay parents power bill before it gets turned off- >$500; pay back owed bills that went NSF over past month totally over $1200; Payoff and close Home Depot card, Kohl's card, Wal Mart card with high interest rates-- $1800 total. Lastly: Survive with what I have! My goal: get a loan with a reasonable APR that is do-able for my budget in monthly payments. I am working with a financial advisor as well-- so this is not a "frivolous" request-- it's a matter of impacting 3 lives (my unemployed parents and myself). Thank you.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	4
Revolving Credit Balance:	$37,398.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475220	$10,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475220. Member loan 475220 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Wagner & Company, CPA	Debt-to-income ratio:	22.45%
Length of employment:	1 year	Location:	antelope, CA

Home town:
Current & past employers:	Wagner & Company, CPA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I'm a good borrower, because I pay my bills on time and I need to borrow this money so I can pay off high interest credit cards. I work as as Staff Accountant and my job is stable. Borrower added on 01/21/10 > I just want to say Thank you to everyone who has or is thinking about investing in this loan.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,146.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475226	$16,750	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475226. Member loan 475226 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	USAF	Debt-to-income ratio:	24.42%
Length of employment:	10+ years	Location:	FAIRFIELD, CA

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/08/10 > I am using this loan to consolidate most of my smaller high interest rate accounts into one account.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475266	$15,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475266. Member loan 475266 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,870 / month
Current employer:	Affordable Cars & Trucks, Inc	Debt-to-income ratio:	3.84%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Affordable Cars & Trucks, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475296	$4,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475296. Member loan 475296 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Sprint	Debt-to-income ratio:	12.39%
Length of employment:	3 years	Location:	LEES SUMMIT, MO

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > My state of employment is in Kansas and that wasn't listed in the choices.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	16	Months Since Last Delinquency:	11
Revolving Credit Balance:	$200.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 475301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475301	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475301. Member loan 475301 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	St. Luke's Presbyterian Church	Debt-to-income ratio:	9.02%
Length of employment:	2 years	Location:	ATLANTA, GA

Home town:
Current & past employers:	St. Luke's Presbyterian Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,875.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475351	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475351. Member loan 475351 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	CHW	Debt-to-income ratio:	5.47%
Length of employment:	6 years	Location:	Sacramento, CA

Home town:
Current & past employers:	CHW
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,992.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475398	$19,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475398. Member loan 475398 was requested on January 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Johnson Mathey	Debt-to-income ratio:	20.12%
Length of employment:	9 years	Location:	philadelphia, PA

Home town:
Current & past employers:	Johnson Mathey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I have a reliable job , steady income .my wife is also started working full time, i want to pay off my credit cards before my rates go up in Jan2010, also with this money I can payoff my car loan (i will be relieved another $350 per month), Also I can pay off all these store credit cards with this money , please help me.

A credit bureau reported the following information about this borrower member on January 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	22	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,890.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 475432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475432	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475432. Member loan 475432 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Catalent Pharma Solutions	Debt-to-income ratio:	23.08%
Length of employment:	7 years	Location:	SAINT PETERSBURG, FL

Home town:
Current & past employers:	Catalent Pharma Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Want to consolidate high rate credit cards to speed up pay off time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,563.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475480	$21,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475480. Member loan 475480 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Renesas Technology America	Debt-to-income ratio:	7.91%
Length of employment:	4 years	Location:	Mountain View, CA

Home town:
Current & past employers:	Renesas Technology America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > My job is very stable (same semi-conductor company for more than 4 years) and I am in charge of product and business development for a unique high growth technology). My credit score is excellent: around or above 750. This loan will be reimbursed fast, within 12 months, as per our business model for this new business I am starting with a very experienced veteran in the real estate market. We want to make good use of this service from LendingClub with repeat (small) amount borrowings repaid fast to leverage the huge opportunities offered in the real estate market now.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,864.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475493	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475493. Member loan 475493 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	HOLLY HUNT Enterprises, Inc.	Debt-to-income ratio:	19.81%
Length of employment:	2 years	Location:	Geneva, IL

Home town:
Current & past employers:	HOLLY HUNT Enterprises, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > An experienced executive with extremely stable fiancial and career background. I have never been laid off and am working for a stable company. I have excellent payment history and am only looking to consolidate credit cards because they have recently raised their interest rates due to new 2010 government regulations. I can also include my wife on the loan if needed and she has over 700 credit score.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	44
Revolving Credit Balance:	$20,622.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 475526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475526	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475526. Member loan 475526 was requested on January 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Liquidity Services, Inc.	Debt-to-income ratio:	0.25%
Length of employment:	< 1 year	Location:	MIDLOTHIAN, VA

Home town:
Current & past employers:	Liquidity Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/09/10 > We need to consolidate and have worked out a plan to pay it off it at least 3 years if not sooner.

A credit bureau reported the following information about this borrower member on January 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	14
Revolving Credit Balance:	$91.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 475731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475731	$25,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475731. Member loan 475731 was requested on January 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Alta Colleges/Westwood Online	Debt-to-income ratio:	10.04%
Length of employment:	5 years	Location:	centennial, CO

Home town:
Current & past employers:	Alta Colleges/Westwood Online
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,066.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475856	$5,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475856. Member loan 475856 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Crown America Car Wash	Debt-to-income ratio:	7.13%
Length of employment:	3 years	Location:	Glendale, CA

Home town:
Current & past employers:	Crown America Car Wash
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,357.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 475877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475877	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475877. Member loan 475877 was requested on January 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:		Debt-to-income ratio:	8.74%
Length of employment:	< 1 year	Location:	Fox Lake, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	4
Revolving Credit Balance:	$49,697.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 475906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475906	$12,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475906. Member loan 475906 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,420 / month
Current employer:		Debt-to-income ratio:	11.36%
Length of employment:	< 1 year	Location:	Jackson, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > After I move to Houston, my BC/BS health insurance will go back to about $130/mo. When I moved to MI and retired, my monthly payment has been $580/mo. Borrower added on 01/19/10 > Plus, I will be getting the $8,000 tax credit in April.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	65
Revolving Credit Balance:	$13,328.00	Public Records On File:	1
Revolving Line Utilization:	93.90%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 475929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475929	$9,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475929. Member loan 475929 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Pizza Hut	Debt-to-income ratio:	0.08%
Length of employment:	< 1 year	Location:	Riverside, CA

Home town:
Current & past employers:	Pizza Hut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I am planning to use the funds to consolidate a portion of my $22000 credit card debt which was used to purchase a car. I am a good borrower that was never late on payment. I work as a delivery driver and make good tips + wage. I live with relatives so I do not pay rent. My job is stable and consistent and makes roughly $1300 monthly.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 475999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475999	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475999. Member loan 475999 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:		Debt-to-income ratio:	6.17%
Length of employment:	< 1 year	Location:	tigard, OR

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > This loan will be used for a Graduate Degree in Management. I am a business professional with MBA for ten years. Financial situation: I spent the last seven years clearing up my credit report. I paid back credit cards, closed false reported accounts and paid off our vehicles. My student loan is a sum of six accounts; a high number of delinquencies developed quickly during earlier times. I reached an agreement with the student loan and all my payments are on time since. All other bills are always paid on time. We established a budget and live by it. I now have a credit score of 681 = good. Monthly net income: $ 3,250 Monthly Expenses: $2,540 Housing: $800 Insurance: $140 Car Expenses: $50 Utilities: $250 Phone, cable, internet: $100 Food, entertainment: $700 Clothing, household expenses: $100 Credit Card and other loans: $300 Other Expenses: $100 Borrower added on 01/14/10 > This loan will be used for a Graduate Degree in Management. I am a business professional with MBA for ten years. Financial situation: I spent the last seven years clearing up my credit report. I paid back credit cards, closed false reported accounts and paid off our vehicles. My student loan is a sum of six accounts; a high number of delinquencies developed quickly during earlier times. I reached an agreement with the student loan and all my payments are on time since. All other bills are always paid on time. We established a budget and live by it. I now have a credit score of 681 = good. Monthly net income: $ 3,250 Monthly Expenses: $2,540 Housing: $800 Insurance: $140 Car Expenses: $50 Utilities: $250 Phone, cable, internet: $100 Food, entertainment: $700 Clothing, household expenses: $100 Credit Card and other loans: $300 Other Expenses: $100

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	17	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,756.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476048	$21,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476048. Member loan 476048 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	whole foods market	Debt-to-income ratio:	1.86%
Length of employment:	3 years	Location:	jamaica, NY

Home town:
Current & past employers:	whole foods market
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I live with my fianc??e, she help me with the bills. She make slightly more than me a month, She make 2750 a month.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,419.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 476054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476054	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476054. Member loan 476054 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Salt River Community	Debt-to-income ratio:	13.36%
Length of employment:	3 years	Location:	kahoka, MO

Home town:
Current & past employers:	Salt River Community
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > I really like the idea of my interest money going to people, instead of credit card companies.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	4
Revolving Credit Balance:	$20,602.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476062	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476062. Member loan 476062 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Memorial Sloan-Kettering Cancer Center	Debt-to-income ratio:	23.93%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Memorial Sloan-Kettering Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I have been in my current position as an Administrative Assistant for the past two years, and three months. My goal is to return to school, for an MPA, in order to open up more avenues with my current employer. I would like to continue working in health care, and stay with my current hospital, but need to enhance my educational background, before I can be considered for any other opportunities. My current employer pays a percentage of my tuition, but I will need supplemental funds in order to avoid taking out student loans. I would like to have no student loan debts upon my graduation. My financial situation: I am a good candidate for this loan because I have proven to be a responsible lender in the past. I have made my payments on-time, and have good credit. Due to the financial burden of having to take care of a sick relative in the past, I have struggled to get my credit score where it is now, but I see positive days ahead. Monthly net income: $ 2700 Monthly expenses: $ Housing: $ 600 Insurance: $ 25 (Deducted prior to my 2700 net income) Car expenses: $ None, monthly transportation is $89 (Deducted prior to my 2700 net income) Utilities: $ 50 Phone, cable, internet: $ 140 Food, entertainment: $ 100 Clothing, household expenses $ 100 (varies) Credit cards and other loans: $ 700 Other expenses: $ 100 (Savings)

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,695.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476073	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476073. Member loan 476073 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Catholic Charities	Debt-to-income ratio:	7.04%
Length of employment:	< 1 year	Location:	North Fort Myers, FL

Home town:
Current & past employers:	Catholic Charities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Worked for 8 years with previous employer with no benefits. Could use some help to pay some medical bills.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	51
Revolving Credit Balance:	$7,910.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476083	$19,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476083. Member loan 476083 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	bioMerieux	Debt-to-income ratio:	18.18%
Length of employment:	< 1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	bioMerieux
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Steady job required degree and experience for me and my wife. Combined we gross 135,000/year we are able to pay this loan back with no discrepencies.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,532.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476088	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476088. Member loan 476088 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lawrence Livermore National Security LLC	Debt-to-income ratio:	6.45%
Length of employment:	10+ years	Location:	El Cerrito, CA

Home town:
Current & past employers:	Lawrence Livermore National Security LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Payoff Capital One, 24%, (never missed a payment!)

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,983.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476091	$6,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476091. Member loan 476091 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	RiskMetrics Group	Debt-to-income ratio:	20.81%
Length of employment:	2 years	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	RiskMetrics Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Would like to get a loan to buy a 2006 Yamaha R6 Borrower added on 01/12/10 > I had a ZX6-R before and it was stolen. I had borrowed that amount from a personal friend and paid back every cent. Lesson learned: get comprehensive insurance.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,483.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476104	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476104. Member loan 476104 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:		Debt-to-income ratio:	15.84%
Length of employment:	< 1 year	Location:	CARLSBAD, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/12/10 > Simple credit card consolidation loan.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,215.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476142	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476142. Member loan 476142 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	STARCON	Debt-to-income ratio:	10.59%
Length of employment:	3 years	Location:	New Lenox, IL

Home town:
Current & past employers:	STARCON
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,490.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476146	$6,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476146. Member loan 476146 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Fremont Rideout health group	Debt-to-income ratio:	10.60%
Length of employment:	2 years	Location:	Live Oak, CA

Home town:
Current & past employers:	Fremont Rideout health group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > we are a young couple that need money to pay for the wedding. we both have jobs that allow us to pay for it but we need more then we have now. we will definatley be able to pay off the loan. Borrower added on 01/14/10 > We make about 30,000 a year.Are JObs are very stable. Our monthly budget is Rent 600 Food and household items 100 Car gas 100 Utilities 80 cell bill 135 Hopefully this is enough information to insure you that you will receive your money back. Thank you everyone for giving us a chance. God Bless.

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,511.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476151	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476151. Member loan 476151 was requested on January 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,192 / month
Current employer:	WORLD MANAGEMENT BUSINESS STRATRGIES,	Debt-to-income ratio:	0.67%
Length of employment:	5 years	Location:	ALEXANDRIA, MN

Home town:
Current & past employers:	WORLD MANAGEMENT BUSINESS STRATRGIES,
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$584.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476299	$24,250	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476299. Member loan 476299 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	Life Technologies	Debt-to-income ratio:	14.30%
Length of employment:	8 years	Location:	KINGSTON, WA

Home town:
Current & past employers:	Life Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > This will clear a 29.9% APR account that has been closed.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,946.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476321	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476321. Member loan 476321 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,250 / month
Current employer:	1400	Debt-to-income ratio:	3.47%
Length of employment:	1 year	Location:	SMYRNA, GA

Home town:
Current & past employers:	1400
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Green city housing project

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,910.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476343	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476343. Member loan 476343 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	American Service Center LLC	Debt-to-income ratio:	16.99%
Length of employment:	10+ years	Location:	Centreville, VA

Home town:
Current & past employers:	American Service Center LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > This loan is to consolidate debt. I have always had an excellent credit rating and have never defaulted on a loan. I have worked for the same company since 1977.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,446.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476379	$18,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476379. Member loan 476379 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Etro	Debt-to-income ratio:	0.44%
Length of employment:	5 years	Location:	CENTRAL VALLEY, NY

Home town:
Current & past employers:	Etro
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I plan on using my loan for re-location for work. I have been with my company for almost 6 years. I will be re-locating for the same position and company. My job is very stable and the Company has been around since 1982. I am a good borrower because I pay on time and conscience to due dates. My budget for the month consists fixed bills such as rent, electric, phone and car insurance. I paid off my car and own it.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	24
Revolving Credit Balance:	$723.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476404	$15,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476404. Member loan 476404 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Quorum Review IRB	Debt-to-income ratio:	17.19%
Length of employment:	< 1 year	Location:	Kirkland, WA

Home town:
Current & past employers:	Quorum Review IRB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > Father of three looking to consolidate high interest credit card debt. Have played the foolish credit card game and am adamant to become debt free. This would be a first step towards that goal.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,944.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476442	$10,450	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476442. Member loan 476442 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Peter Marshall & Company	Debt-to-income ratio:	22.10%
Length of employment:	< 1 year	Location:	Irving, TX

Home town:
Current & past employers:	Peter Marshall & Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > This loan will assist me in consolidating my debt. I have an undergraduate degree in Accounting and a Masters in Professional Accountancy. I moved less than a month ago and took a new job however I have been in public accounting for over 3 years. I did the calculations and while I am not consolidating all my debt, this loan will save me a significant amount of money on interest and give me the financial freedom I need to prepare and take the CPA exam. Thank you in advance for your time and consideration and I hope you see that this is a very sound investment. Please feel free to ask any questions, thanks again!

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,384.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476447

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476447	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476447. Member loan 476447 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	0.86%
Length of employment:	< 1 year	Location:	Mashpee, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > I am in the process of getting divorced. My future ex wife stole ALL my monies and emptied out our joint bank accounts. I own a seasonal business and part of the money she took were my savings to get "us" through the winter and my savings. Around $30K. I need $5K for my attorney and around $3K for downpayment on a home rental for myself and my 14 year old dughter. I can pay this money back by September at the latest. Please help me with this mess. Drugs do strange thinks to people and I got a real bum deal on this 11 year marraige.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476468	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476468. Member loan 476468 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	broward county library	Debt-to-income ratio:	3.76%
Length of employment:	10+ years	Location:	oakland park, FL

Home town:
Current & past employers:	broward county library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > its a new year and my husband and i are in the process to making some upgrades to our home. we want to remodel the basic in our home like the kitchens and the bathrooms. taking out this loan will help us to start and finish up the process.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,001.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476474	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476474. Member loan 476474 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	yellow cab	Debt-to-income ratio:	7.34%
Length of employment:	10+ years	Location:	oakland park, FL

Home town:
Current & past employers:	yellow cab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > my wife and i are in the process of remodeling our kitchen and bathrooms. this loan will allows us to start the process with our contractors.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,243.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476482	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476482. Member loan 476482 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	PSI	Debt-to-income ratio:	0.21%
Length of employment:	9 years	Location:	Spring, TX

Home town:
Current & past employers:	PSI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > The reason for my loan request is to purchase new appliances for my home. I figured I could get a better interest rate doing it this way rather than separate store credit lines. far as my career: I am in charge of the territory of three sales reps. Making sure customers are happy and making sure that all is well with orders, accounts ect. I assist the sales reps with just about everything having to do with our customers. Borrower added on 01/15/10 > I am buying my one appliances because my landlord is my great grandmother. She is very old and lives off my rent money and her social security benefits. I am buying the appliances because of my own wants, however the home will be mine when the goood lord above takes my great grandmother (My son's great great grandmother) home with him. This is the same reason I have rented for so long. Basically making the investment a little in advance to me owning the home.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$184.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 476497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476497	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476497. Member loan 476497 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:		Debt-to-income ratio:	21.75%
Length of employment:	< 1 year	Location:	worcester, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Loan for my business

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,219.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476501	$3,700	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476501. Member loan 476501 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,185 / month
Current employer:	Department of Justice, BOP	Debt-to-income ratio:	22.99%
Length of employment:	10+ years	Location:	WAXAHACHIE, TX

Home town:
Current & past employers:	Department of Justice, BOP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Fund needed to assist daughter with college funds & upcoming birth of second child. Borrower added on 01/16/10 > Loan needed for personal use; pay off small debts Borrower added on 01/16/10 > Funds will be used to pay off small debts; My monthly income is appx $2600.00 I have worked with the Dept of Justice just shy of 15 yrs come February 20, 2010.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,728.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476529	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476529. Member loan 476529 was requested on January 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Bethune-Cookman University	Debt-to-income ratio:	5.94%
Length of employment:	10+ years	Location:	Daytona Beach, FL

Home town:
Current & past employers:	Bethune-Cookman University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > The items placed on my major credit cards were medical expenses that were unexpected. Due to a change in my current medical insurance, my out of pocket expenses grew from 10% to 25%. With the new change and the receipt of the loan I am seeking, I will be able to put aside for such unexpected expenses and not utilize my cc at all.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	80
Revolving Credit Balance:	$14,739.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476557

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476557	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476557. Member loan 476557 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,667 / month
Current employer:		Debt-to-income ratio:	2.47%
Length of employment:	< 1 year	Location:	Dansville, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > We are a young, registered corporation, established to provide real estate investment and management services in the growing areas. We bring to the corporation, years of experience managing numerous employees and educating our selves in the field. We have networked and established relationships with other professionals in this industry and have team members in place to insure success. It is the company's primary mission to provide families and individuals with affordable housing in the local area, and to effectively manage these housing units. There are a great number of bank owned properties available, far below fair market value that will make highly profitable rentals. Do diligence will dictate a good rental or flip option. Flips will be considered in areas where rentals are not as productive. We will rehab homes when necessary. The company intends to not only renovate homes but also to add amenities on an individual basis depending on the needs of the family. The ability to "customize" an existing house, once under contract, is an untapped market that promises great rewards. The company maintains high integrity on all promised timelines and quality assurances. We also assist home owners in finding re-finance options to prevent foreclosure. Additional assistance from investors will provide the boost the company needs to thrive in this growing industry.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,556.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476559	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476559. Member loan 476559 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	INTTRA, Inc	Debt-to-income ratio:	5.25%
Length of employment:	3 years	Location:	Parsippany, NJ

Home town:
Current & past employers:	INTTRA, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > After going over our finances and seeing there didn't seem to be much movement in the reduction of our balances on our credit cards, (even when paying twice or three times the minimum payment) we knew something had to change. At this rate our house would be paid off before the credit cards! We did some research to see what our options might be, crunched the numbers and found that peer to peer lending made the most sense. Looking at our current budget, we pay out over $1000/month towards our credit cards with enough left to pay the household bills. This loan would reduce our payments by $300 per month and save us approx. $10,000 in interest. With the loan term being 3 years we could see a dim light at the end of the tunnel. We know it won't happen overnight, but we also know that it's a step in a direction we want to take. Our payment history is stable, paying our bills on time and keeping them current. I have been at my current position for over 3 years now and with the company doing well I see a long term future there. We have worked hard to get to a position where we aren't playing 'catch up' all the time and are hoping this is the next step to finally getting ahead and beginning to plan for what we want our future to look like.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	36
Revolving Credit Balance:	$14,548.00	Public Records On File:	1
Revolving Line Utilization:	87.60%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476667	$24,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476667. Member loan 476667 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Green Warrior, Inc.	Debt-to-income ratio:	3.70%
Length of employment:	< 1 year	Location:	Laguna Niguel, CA

Home town:
Current & past employers:	Green Warrior, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I am moving across the country for my employer. Employer has pledged to reimburse my expenses after all receipts have been submitted to them. null Borrower added on 01/16/10 > My title is Director of Finance. I have been a consultant for Green Warrior for a year prior to employment. Previously, I have been the Director of Finance for Bushnell Outdoor Products, CFO for a wind development company and management consultant for Arthur Anderso n. Borrower added on 01/21/10 > As my credit record will attest, I paid off my last personal loan 3 years early. For the past year, I have paid over the amount of the minimum payment for my car and house by $100-$200 each month.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$11,010.00	Public Records On File:	1
Revolving Line Utilization:	49.80%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476683	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476683. Member loan 476683 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	10.81%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	65
Revolving Credit Balance:	$497.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476704	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476704. Member loan 476704 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$29,167 / month
Current employer:	Active International	Debt-to-income ratio:	4.66%
Length of employment:	3 years	Location:	NORWALK, CT

Home town:
Current & past employers:	Active International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > Credit card consolidation loan. Good credit.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,232.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476706	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476706. Member loan 476706 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	bradco supply	Debt-to-income ratio:	7.13%
Length of employment:	10+ years	Location:	brooklyn, NY

Home town:
Current & past employers:	bradco supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > fleet of 1812

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,276.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476720	$25,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476720. Member loan 476720 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	FMV Opinions	Debt-to-income ratio:	9.36%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	FMV Opinions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I am a graduate of Parsons Design School. I'm starting a clothing design that uses all eco-friendly fabrics. I'm passionate about clothing and passionate about the environment. Please help me fulfill my dream! The money will be used for production costs that will enable me to sell this clothing on my website! Borrower added on 01/14/10 > I am an excellent candidate for a borrower because not only do I have a stable job and a husband who can support me, but I have found a way to start my business while still working and generating income. You can contact me for my full business plan if appropriate.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$6,049.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476729	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476729. Member loan 476729 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	17.86%
Length of employment:	< 1 year	Location:	melville, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$235,868.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476774	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476774. Member loan 476774 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	at&t	Debt-to-income ratio:	0.63%
Length of employment:	3 years	Location:	cooper city, FL

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,818.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476776	$12,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476776. Member loan 476776 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	River Front Chrysler/Jeep/Dodge	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	Aurora, IL

Home town:
Current & past employers:	River Front Chrysler/Jeep/Dodge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Money for home improvements such as new furnace, gutters, roof and small repairs.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	30
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 476780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476780	$13,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476780. Member loan 476780 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Midtown Bar & Restaurant LLC	Debt-to-income ratio:	17.50%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Midtown Bar & Restaurant LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > I would be using this to consolidate my credit cards and cut down my interest rate. I have never been late on a payment and I am just trying to save money on the interest.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	70
Revolving Credit Balance:	$15,365.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476831	$10,900	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476831. Member loan 476831 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	General Mills	Debt-to-income ratio:	18.15%
Length of employment:	2 years	Location:	MINNETONKA, MN

Home town:
Current & past employers:	General Mills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This loan will be used to pay off a credit card currently at 12%. I have never made a late payment or been in danger of delinquency. I have a solid free cash flow and a savings cushion. I am a financial analyst with my MBA. I work for a very stable company, received a promotion in the last 6 months am I'm not in danger of losing my job. Thanks for considering funding my loan.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,783.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476853	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476853. Member loan 476853 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,367 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	19.16%
Length of employment:	10+ years	Location:	Flushing, NY

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > I did use those credit cards to complete my Bachelor degree too.

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,018.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476854	$9,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476854. Member loan 476854 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	A.L.D.	Debt-to-income ratio:	4.78%
Length of employment:	2 years	Location:	north hills, CA

Home town:
Current & past employers:	A.L.D.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,077.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476858	$9,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476858. Member loan 476858 was requested on January 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,300 / month
Current employer:		Debt-to-income ratio:	8.43%
Length of employment:	< 1 year	Location:	NEW ORLEANS, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/10 > can you do it asap. thanks!

A credit bureau reported the following information about this borrower member on January 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,103.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 476939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476939	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476939. Member loan 476939 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:		Debt-to-income ratio:	6.06%
Length of employment:	< 1 year	Location:	kissimmee, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > pay off debt

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	37
Revolving Credit Balance:	$37,804.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476952	$10,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476952. Member loan 476952 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:		Debt-to-income ratio:	7.09%
Length of employment:	< 1 year	Location:	Melville, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I'm looking to consolidate my credit card bills. Thanks for looking!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$613.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476959	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476959. Member loan 476959 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Basinger's Pharmacy	Debt-to-income ratio:	2.21%
Length of employment:	10+ years	Location:	Shorewood, IL

Home town:
Current & past employers:	Basinger's Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,405.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 476966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476966	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476966. Member loan 476966 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	American Home Bank	Debt-to-income ratio:	14.72%
Length of employment:	< 1 year	Location:	Pennsville, NJ

Home town:
Current & past employers:	American Home Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is needed to complete the current renovation of my kitchen. Borrower added on 01/15/10 > GROSS PAY FOR 2009 WAS $292,000. STARTED THIS RENOVATION IN SEPTEMBER AND HAVE PAID $90K WITH $25K LEFT BUT THE WORK HAS STOPPED UNTIL FINAL PAYMENT CAN BE MADE. NEVER BEEN LATE ON A SINGLE BILL. I HAVE WORKED IN THE SAME OFFICE FOR 3+ YEARS BUT JUST CHANGED NAMES IN OCTOBER AND HAVE GROSSED $80K IN 2.5MO. CAN PROVIDE INCOME IF REQUESTED.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,813.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 476988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476988	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476988. Member loan 476988 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Dobbs Honda	Debt-to-income ratio:	19.75%
Length of employment:	8 years	Location:	Marana, AZ

Home town:
Current & past employers:	Dobbs Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I will be paying off 29% credit card debt with this consolidation loan.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,999.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476994	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476994. Member loan 476994 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:		Debt-to-income ratio:	12.58%
Length of employment:	< 1 year	Location:	Eatontown, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I plan to use this money towards additional unforeseen expenses such as $7000 for a live band and $2000 towards a photographer.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,876.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 476995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476995	$14,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476995. Member loan 476995 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:		Debt-to-income ratio:	17.81%
Length of employment:	< 1 year	Location:	Virginia Beach, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > The purpose of this loan is to lower the interest on my credit card and to get it paid off. Banks have continued to abuse consumers and charge outrageous interest charges. I have a excellent credit rating and pay my bills. Any help is appreciated.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$136,960.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 476996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
476996	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 476996. Member loan 476996 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Chickasaw Nation	Debt-to-income ratio:	20.23%
Length of employment:	9 years	Location:	ADA, OK

Home town:
Current & past employers:	Chickasaw Nation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,121.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477000	$23,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477000. Member loan 477000 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BAE Systems	Debt-to-income ratio:	12.34%
Length of employment:	2 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am currently making all payments on time. My combined interest rates do not allow me to save money. Hence, I want to consolidate my balances for a better financial health. Borrower added on 01/18/10 > There is a missing detail to an answer I gave. That is, the balance on my Citi Financial is $8420.92 at $31.99% with payments of $283.30. See the question and answer below and you will see the Citi Financial balance is missing. Thank you all very much.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,075.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477003	$21,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477003. Member loan 477003 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$60,000 / month
Current employer:	Boulder Pro Photo	Debt-to-income ratio:	2.19%
Length of employment:	10+ years	Location:	commerce city, CO

Home town:
Current & past employers:	Boulder Pro Photo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > 60000.00 is per year. The delinquency was because my interest rate changed so my payment amount changed and my auto bill pay was 5.00 short each month and I never received a paper bill. once I noticed I payed the card off. Borrower added on 01/20/10 > Here is a list of my credit cards i want to pay off with my loan Approx. Walmart- 1700.00 22.90 apr I pay 75.00 month home depot- 6000.00 21.00 apr I pay 185.00 a month Direct merchants Bank- 7980.00 19.99 apr I pay 300.00 a month Frontier 2366.00 - 18.00 apr I pay 75.00 a month chase - 2100.00 9.59 apr I pay 367.00 a month A total of over 1000.00 in payments per month

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,357.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477008	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477008. Member loan 477008 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.36%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	47
Revolving Credit Balance:	$8,892.00	Public Records On File:	1
Revolving Line Utilization:	25.50%	Months Since Last Record:	31
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477015	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477015. Member loan 477015 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	DEFENSE LANGUAGE INSTITUTE	Debt-to-income ratio:	13.50%
Length of employment:	5 years	Location:	MONTEREY, CA

Home town:
Current & past employers:	DEFENSE LANGUAGE INSTITUTE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am going to use this loan to close my high interest credit card balances and have a single monthly payment. Thank you

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,771.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477037	$7,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477037. Member loan 477037 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Sleep Disorder Center of AL	Debt-to-income ratio:	19.00%
Length of employment:	10+ years	Location:	Hueytown, AL

Home town:
Current & past employers:	Sleep Disorder Center of AL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This is a consolidation of other debts to have one fixed rate payment. Borrower added on 01/17/10 > Although this is a 3 year loan, I plan to pay in full within 18 months.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477041	$9,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477041. Member loan 477041 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	9.48%
Length of employment:	< 1 year	Location:	CHAUMONT, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I have perfect credit history, with no late pays ever. Thank you.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,105.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477042	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477042. Member loan 477042 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Chadbourne & Parke LLP	Debt-to-income ratio:	6.19%
Length of employment:	3 years	Location:	Monmouth Junction, NJ

Home town:
Current & past employers:	Chadbourne & Parke LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I am paying off a high-interest credit card in hopes of eliminating debt and to start investing! Borrower added on 01/20/10 > I have had questions asked about my money situation. I am a 28 year old single female. I am making $90k plus OT. I am the sole person who knows how to do my job at my office. I have been here 3 and a half years and will not be laid off, my firm is in great shape and we are hiring new staff. I have a car to sell if I ever needed to pay off this loan in another manner, so there is no risk. My other debt is a result of traveling through Europe several years ago. I am also paying this off but it is already at a low interest rate. I share expenses with my significant other as well, so I have extra money from splitting the rent. Thank you for considering me as an investment!

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,907.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477062	$17,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477062. Member loan 477062 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:		Debt-to-income ratio:	12.34%
Length of employment:	< 1 year	Location:	Cincinnati, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > This loan is to refinance our business lines of credit. We are a business management consultation company, and have been in business since September 2008. We have an excellent personal and business credit score and D&B listing.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1971	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,943.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477071	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477071. Member loan 477071 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	22.70%
Length of employment:	< 1 year	Location:	Savannah, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I own a maritime/admiralty law firm in Savannah, GA. This is a short-term business loan.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	80
Revolving Credit Balance:	$248,480.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477142	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477142. Member loan 477142 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,786 / month
Current employer:	AAFES	Debt-to-income ratio:	4.41%
Length of employment:	7 years	Location:	NEWPORT NEWS, VA

Home town:
Current & past employers:	AAFES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I plan to use the money to fund major car repairs.I constantly pay my bills on time and I know where my money go's. I balance my check book all the time and I have a budget that I follow.I always pefer to stay under budget and never go over that budget. My job is very stable and I am making a great career out of it I like what I do.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,146.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477147	$22,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477147. Member loan 477147 was requested on January 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Liberty CDS inc	Debt-to-income ratio:	17.28%
Length of employment:	6 years	Location:	philadelphia, PA

Home town:
Current & past employers:	Liberty CDS inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/15/10 > I am currently seeking start up funds to begin a telecommunications installation and service company based in Philadelphia, PA. With 10 years of experience in the field I will be migrating staff and knowledge to this new company staying specifically in the field that we are currently in servicing and selling the same products Borrower added on 01/16/10 > MANAGEMENT TEAM Summit Communications management will consist of the owner. The management of this newly formed company will be more focused on the direction of the company and meetings on how to get there. With the current staff selected, the need to manage individuals is not a primary concern as the Summit team has been working successfully together for years and many roles and responsibilities will stay similiar to previous position. With our profit sharing and share ownership in the company, each individual will work hard for the bottom line and success of the company as all are owners. C. MANAGEMENT TEAM GAPS None foreseen at this time D. PERSONNEL PLAN Summit Communications Inc will initially consist of 3 full time members. Due to the type of industry large products can be completed with the assistance of temporary workers as long as it is managed by company. The primary target audience of our company will easily be able to be sustained by current staff. All standard company positions in this industry are accounted for as well as dioubled in most cases doubled Borrower added on 01/16/10 > EXECUTIVE SUMMARY A. OBJECTIVES Provide small to mid-sized business with quality communications products. Be the single point of contact for all customer communications needs. Provide the small to mid-sized customer with the time and attention they deserve. B. MISSION Summit Communications is dedicated to providing client-driven, performance-enhancing communications solutions, we view every relationship as a partnership in which we are viewed as a strategic value-added resource delivering our products and services properly time after time without fail. C. KEYS TO SUCCESS Employ Experienced Industry Professionals Competitive Pricing Structure Company Location Build and Retain solid customer base Ability to adapt to ever changing industry trends Borrower added on 01/16/10 > B. MANAGEMENT TEAM Summit Communications management will consist of the owner. The management of this newly formed company will be more focused on the direction of the company and meetings on how to get there. With the current staff selected, the need to manage individuals is not a primary concern as the Summit team has been working successfully together for years and many roles and responsibilities will stay similiar to previous position. With our profit sharing and share ownership in the company, each individual will work hard for the bottom line and success of the company as all are owners. C. MANAGEMENT TEAM GAPS None foreseen at this time D. PERSONNEL PLAN Summit Communications Inc will initially consist of 3 full time members. Due to the type of industry large products can be completed with the assistance of temporary workers as long as it is managed by company. The primary target audience of our company will easily be able to be sustained by current staff. All standard company positions in this industry are accounted for as well as doubled in most cases doubled

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,429.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477152	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477152. Member loan 477152 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Architectural Products of Virginia	Debt-to-income ratio:	23.54%
Length of employment:	10+ years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Architectural Products of Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > I am recently separated and getting back on my feet. She kept the house in the sururbs and I am now in a condo in the city.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	38
Revolving Credit Balance:	$28,045.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477157	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477157. Member loan 477157 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	CED/Royal Wholesale Electric	Debt-to-income ratio:	21.98%
Length of employment:	10+ years	Location:	Pleasant Grove, UT

Home town:
Current & past employers:	CED/Royal Wholesale Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I have worked at the same job now for 14 years. I have excellent credit and never miss payments. This loan would consolidate our higher interest rate cards so we have a single solid payment to make each month so we can get out of debt. Borrower added on 01/20/10 > As has been pointed out, I did miss a payment a while ago. This was my own fault, and happened because I forgot about one bill. I have since changed all of my bills to automatic withdrawal from my bank account to avoid future occurrences.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,030.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477190	$14,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477190. Member loan 477190 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,792 / month
Current employer:	cruise vacations	Debt-to-income ratio:	23.26%
Length of employment:	10+ years	Location:	NEWARK, DE

Home town:
Current & past employers:	cruise vacations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I plan to consolidate credit card debt and have only one monthly lower payment. Thank you!

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,902.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477220	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477220. Member loan 477220 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Department of Defense	Debt-to-income ratio:	10.70%
Length of employment:	1 year	Location:	Lanham, MD

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > This loan will be used as stand-by emergency funds on my first home purchase. The house is 6 years old is close to work and will facilitate my usual one hour commute. I'm a good borrower because I honor my payments and will most likely repay this money before the loan term expires. I'm estimating within a year or so as I get a good grasp of associated costs of a new home. My primary source of income is my job, I make good money as an engineer, I have recently earned my master's degree and have been working for a year to date. My job is very stable and guaranteed; I work for the Department of Defense. I have a valued position and I expect to rise up quickly. I make grossly over $5000 before tax per month. A little over $3500 is paid to me. My current rent is $750 plus utilities. I'm expecting to have the mortgage total bellow $1500 when I close on the home in February. I'm expecting my utilities to be about $100-$300 per month (because of my work schedule and also because I travel for work often so I will only be home on nights and weekends). My total student loans payment is less than $300 per month and I budget to spend between $100-$300 on food and leisure (which is my current budget; I buy in whole sale and cook at home). I will not have any credit cards payment and will put them all away for two years after I move in. So I will have around $1000 to save each month in addition to travel compensation totaling around $500-$1000 per month. Of the budgeted $2000 saving, I will be making payments of $412 for this emergency loan. I will still be able to save plenty of money for future needs.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$5,849.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477247	$21,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477247. Member loan 477247 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,465 / month
Current employer:	Kapstone Charleston Kraft LLC	Debt-to-income ratio:	4.84%
Length of employment:	10+ years	Location:	GOOSE CREEK, SC

Home town:
Current & past employers:	Kapstone Charleston Kraft LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Due to divorce, I had to shutdown my sailing business, and sell all boats. Needing to consolidate debt for short term, vs, long term paying and interest rates.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477250	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477250. Member loan 477250 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Lahey Clinic	Debt-to-income ratio:	21.04%
Length of employment:	2 years	Location:	Beverly, MA

Home town:
Current & past employers:	Lahey Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Using this loan to pay off credit card debt.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,901.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477265	$21,125	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477265. Member loan 477265 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Mechanical Inc	Debt-to-income ratio:	18.33%
Length of employment:	10+ years	Location:	Winnebago, IL

Home town:
Current & past employers:	Mechanical Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Loan proceeds will be used to consolidate 2 credit cards (used primarily to finance part-time graduate school education -- MBA degree, May 2010.) Recently paid for last tuition bill, and looking to roll debt into fixed rate, installment loan with definite maturity date. Other than these 2 revolving debts, I also owe the following to creditors: Mortgage #1: $284.93 weekly EFT ($110,051 balance) Mortgage #2: $126.10 weekly EFT ($40,449 balance) Vehicle Loan: $530.27 monthly EFT ($14,801 balance) Prosper.com Loan: $156.20 monthly ($1,350 balance) Tires Plus CC: $52 monthly ($1,246 balance) ING Direct Bank LOC: $varies ($800 balance) *No payment every made late. My current major assets are as follows: Sharebuilder Roth IRA: $1,176 (balance on 01/15/10) Employer 401(k) plan: $70,030 (balance on 01/15/10) Union Pension: 13 years credit & growing (matures in 2028) Home recently appraised at following values: $135,000 (sales comparison approach); or $142,000 (Cost approach). Credit score as of 10/01/2009 was 713 per TransUnion.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,158.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477266	$19,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477266. Member loan 477266 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Kimberly Clark	Debt-to-income ratio:	17.96%
Length of employment:	6 years	Location:	PARIS, TX

Home town:
Current & past employers:	Kimberly Clark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I can more than pay off my credit card in 3 years, I simply want to save money by refinancing at a lower interest rate. If you look at my credit score and payment history, you will find that I am as low of a risk investment as you will find.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	17
Revolving Credit Balance:	$20,209.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477281	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477281. Member loan 477281 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,339 / month
Current employer:	Verizon Business Ntwrk Svcs Inc	Debt-to-income ratio:	15.72%
Length of employment:	10+ years	Location:	EMERYVILLE, CA

Home town:
Current & past employers:	Verizon Business Ntwrk Svcs Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Hello, I plan to use this loan to consolidate debt, I have been steadily employed by Verizon Business for 11 years. Thank you.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$31,710.00	Public Records On File:	1
Revolving Line Utilization:	93.50%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477294	$24,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477294. Member loan 477294 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	NYC Charter High School	Debt-to-income ratio:	10.42%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	NYC Charter High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > Thank you. Borrower added on 01/17/10 > I wanted to start by thanking you for your interest and for taking time by asking a question and far more for reading my reply to your question. I understand your question, but I want to give you a little more details. My monthly obligations / Loan to be use are as follow: 1. The car payment in which it will be pay off the amount is $17,500 with the requested amount. This will cut the vehicle???s insurance to half. 2. Pay off my vehicle insurance for the rest of the years to come, and this will allow me to increase the monthly percent on my retirement plan that it will be use towards the house down payment together with what I already saved outside my retirement plan. 3. Currently I am in participating in a governments program for housing, and every September I receive a 4% raise and I just got another 4% raise for completing my BS last December 2009. These increases will cause increases in my monthly rent and after I finish my Master it will mean the termination of the program, which is not a problem but I refuse to pay a huge dwelling amount unless is for my own place. 4. The rest either I pay must of the students loans which I do not start paying yet, or use it to increase the house down payment amount. It will definitely not going to be use to buy tv, expensive clothes or just throw away. I do not have the time. I am as well a full time graduate school student as well. Regardless of the outcome, there is something I must say: I am glad for all the knowledge obtained in college that are showing me to make better decisions in life. Borrower added on 01/18/10 > I thank everyone for the fundings so far, this is a big step for me. I am so happy for the knowledge gained and I can't wait to achieve my plans/goals for a brighter future. It feels good to finally being in charge of one's affairs with wisdom.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	54
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477333	$7,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477333. Member loan 477333 was requested on January 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,625 / month
Current employer:	Walker Art Center	Debt-to-income ratio:	15.45%
Length of employment:	5 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	Walker Art Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/16/10 > The funds provided here would simply be used to pay education related expenses during my tenure at the University of Minnesota. I'm receiving an inheritance in excess of the amount requested, but don't want to spend it all at once, however, rest assured I would be able to use this to pay off the loan should any financial crisis occur.

A credit bureau reported the following information about this borrower member on January 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	5
Revolving Credit Balance:	$3,910.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 477405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477405	$7,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477405. Member loan 477405 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:		Debt-to-income ratio:	15.60%
Length of employment:	< 1 year	Location:	Pembroke Pines, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This loan will be used to hire independent contractors during the tax season. I have over 1000 individual tax return clients and 200 business tax returns clients. I need to hire additional contractors to assist during the. I am certain the cash flow will come since my business is a recession proof industry. I am a good candidate for this loan because I have been a Certified Public Accountant (???CPA???) since 1997. I worked at KPMG for two years prior to starting my first CPA practice with a partner. My original partner bought me out 5 years later, and I am now running my own CPA practice as a sole practitioner. I am very conservative by nature and training. null

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,748.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477418	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477418. Member loan 477418 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Pfizer	Debt-to-income ratio:	17.06%
Length of employment:	5 years	Location:	New City, NY

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I am a hard working professional (scientist) who needs to get out from under the four credit cards I currently have. My intention, if I receive funding, is to completely pay off the credit card balance (currently it is $19,500, and I will use my savings to cover the difference) and close the cards. Borrower added on 01/17/10 > I accumulated the debt while attending Syracuse University for my Master's degree, and then not obtaining full-time/permanent employment until almost a year later. I have always paid all my bills on time (or ahead of time), even when I was struggling after completion of my Masters. If given this opportunity to pay off my credit cards and focus on a single payment each month, I will not squander the blessing. Borrower added on 01/18/10 > After receiving the question about my balances and APRs, I called my credit card companies when I got home from work. I was incorrect on my CapitalOne and HSBC APRs - which are now at 24.9 and 30.4 respectively. Apologies for the previous incorrect information (and all the more reason I would like to obtain a fixed rate loan, rather than the credit cards).

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,697.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477424	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477424. Member loan 477424 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,250 / month
Current employer:	Radian Guaranty	Debt-to-income ratio:	11.78%
Length of employment:	< 1 year	Location:	Upper Holland, PA

Home town:
Current & past employers:	Radian Guaranty
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I am a prudent borrower who loves this idea of the Lending Club. I just want to consolidate my debt and pay it off in 3 years or less. Me & my husband both make over 6 figures and we are both well respected professionals in our fields. If this experience is a positive one, I'd love to invest in others looking to get loans.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,749.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477432	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477432. Member loan 477432 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:		Debt-to-income ratio:	8.10%
Length of employment:	< 1 year	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My income comes from being a partner in 2 small businesses. The loan would be to help pay for the ring and honeymoon and i plan to pay off the loan before the 3 year term.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,300.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477433	$19,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477433. Member loan 477433 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Battelle Memorial Institute	Debt-to-income ratio:	11.17%
Length of employment:	4 years	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	Battelle Memorial Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Monthly Budget allows for a $700 a month payment for this loan. Stable job with recent promotion. Funds are part of an addition to house.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$22,294.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477494	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477494. Member loan 477494 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	2.18%
Length of employment:	< 1 year	Location:	new brunswick, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I plan to use this loan to fund my daughters college education. I have been able to pay for my first two daughters' education in full and I would like to do that for my third daughter as well. All three of them are currently in school at the same time so I need some help. I have very stable income. I have income from rental units and I make over 60K+ a year in interest from CD Accounts.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,509.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477502	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477502. Member loan 477502 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Antioch Auto Body	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	PITTSBURG, CA

Home town:
Current & past employers:	Antioch Auto Body
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Always pay off my debts. Borrower added on 01/19/10 > Have credit score of 740+ Borrower added on 01/19/10 > Helping parents consolidate loans. Borrower added on 01/21/10 > Thank you everyone for helping.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 477515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477515	$7,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477515. Member loan 477515 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	US Treasury	Debt-to-income ratio:	7.47%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	US Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > This application for a loan is due to the extreme interest rates the credit card company has placed on my accounts. The bank has no interest in working with me to lower my rates despite the fact that I have never missed a payment or went over the limit. All the credit cards I have paid off have remained at a zero balance. I welcome questions from future investors regarding my loan request. Thank you for your time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,344.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477519	$4,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477519. Member loan 477519 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	IESCO	Debt-to-income ratio:	11.87%
Length of employment:	3 years	Location:	REDONDO BEACH, CA

Home town:
Current & past employers:	IESCO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > Do you ever do things without thinking? Every once in a while I screw up, and well looks like I ended up here ??? The inspection industry is always slow at the beginning of the year while companies decide what they want us to do - February begins normal operations yet again; just need to make it through the end of this month ??? I have a beach front apartment in Los Angeles, a $48,000 car, and I made $110,000 last year ??? I???m not stupid; definitely not going to screw anyone over on this ??? Just need to pay a couple bills before I get my W2s - Borrower added on 01/17/10 > Don't know how the a with square things got in there, but it makes me look like I'm from Nambia - I'm really from the beach - Windows 7 was my idea -

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,254.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477531	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477531. Member loan 477531 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	horsham township	Debt-to-income ratio:	16.79%
Length of employment:	10+ years	Location:	north wales, PA

Home town:
Current & past employers:	horsham township
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,605.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477532	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477532. Member loan 477532 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Hot Topic Inc	Debt-to-income ratio:	16.34%
Length of employment:	6 years	Location:	Pomona, CA

Home town:
Current & past employers:	Hot Topic Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I would like to end the seemingly never ending payments to my credit cards and cancel as many as I can once they are paid off.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	51
Revolving Credit Balance:	$11,889.00	Public Records On File:	1
Revolving Line Utilization:	54.80%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477538	$7,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477538. Member loan 477538 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	apex financial consulting	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	sunrise, FL

Home town:
Current & past employers:	apex financial consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,214.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477567	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477567. Member loan 477567 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Las Vegas Hilton	Debt-to-income ratio:	8.46%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Las Vegas Hilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I plan to use my funds in a variety of avenues such as home improvement, educational expenses and debt modification. I have been with my employer for over 5 years and am very satisfied with my job. I will be more then willing to answer any questions you may have. Thanks for your time.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	60
Revolving Credit Balance:	$3,088.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477569	$8,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477569. Member loan 477569 was requested on January 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,200 / month
Current employer:	HR Block	Debt-to-income ratio:	2.09%
Length of employment:	4 years	Location:	gahanna, OH

Home town:
Current & past employers:	HR Block
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/17/10 > I need money to get dental work.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,298.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477577	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477577. Member loan 477577 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	united states postal service	Debt-to-income ratio:	3.71%
Length of employment:	10+ years	Location:	Tiffin, OH

Home town:
Current & past employers:	united states postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Paying for sons 2nd sons first year in technical schooling.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,413.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477585	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477585. Member loan 477585 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	NYC Police Department	Debt-to-income ratio:	11.13%
Length of employment:	7 years	Location:	RONKONKOMA, NY

Home town:
Current & past employers:	NYC Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I am a father of two young children under the age of 4, who is trying to consolidate his debt so that I can pay it down sooner and then focus on his next big step in life and purchase a home. I am a municipal worker and have been at the same job for 7 years. I have a gross income of roughly $8,000/mo and have a credit worthy history. Borrower added on 01/18/10 > I am a father of two young children under 4 and plan to use this loan to consolidate my debt and prepare to purchase a home in the near future. I have a worthy credit history and a steady job working for a local municpality which I've been at for 7 years. My monthly income is roughly 8,000 dollars, prior to taxes.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477627	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477627. Member loan 477627 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	macys	Debt-to-income ratio:	10.37%
Length of employment:	3 years	Location:	baytown, TX

Home town:
Current & past employers:	macys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I am a great borriwer because I always honor my commitment. good Credit is also important .

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$8,301.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477639	$5,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477639. Member loan 477639 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,316 / month
Current employer:	Dept Of Education PS 127 Q	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	SUNNYSIDE, NY

Home town:
Current & past employers:	Dept Of Education PS 127 Q
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Thank You for your help.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,860.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477656	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477656. Member loan 477656 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,191 / month
Current employer:	Swank Audio Visuals	Debt-to-income ratio:	14.98%
Length of employment:	5 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Swank Audio Visuals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,060.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477691	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477691. Member loan 477691 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Temecula Creek Christian Fellowship	Debt-to-income ratio:	21.77%
Length of employment:	3 years	Location:	Murrieta, CA

Home town:
Current & past employers:	Temecula Creek Christian Fellowship
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Using this loan to consolidate debt for my new family. Borrower added on 01/19/10 > I am an associate pastor of a small family oriented church in Southern California. I am using this money to get out of debt as I just had my first son 8 months ago and we have another on the way in April!

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$7,263.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477703	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477703. Member loan 477703 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	AT&T	Debt-to-income ratio:	4.59%
Length of employment:	10+ years	Location:	MARYLAND HEIGHTS, MO

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,480.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477719	$14,900	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477719. Member loan 477719 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,908 / month
Current employer:	Sughrue Mion PLLC	Debt-to-income ratio:	12.00%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Sughrue Mion PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Consolidating debt accrued from financing 100% of my undergraduate degree and from 8 months of unemployment. I will be applying for law school for Fall 2011 and paying off these debts will assist in achieving this goal. Borrower added on 01/18/10 > I plan on attending law school part-time and working fulltime at the law firm. Borrower added on 01/18/10 > I plan on attending law school part-time while working fulltime at the law firm. Borrower added on 01/18/10 > How you plan to use these funds: The funds will pay off the credit cards used mainly during my unemployment of 8 months. This was the only time I've ever been delinquent on any credit card statements/loans. Since then the interest rates of the cards have been 25% or higher. What makes you a good borrower: I've had 2 car loans ($7000 and $19,000) in the past and those payments were paid on time. Lloan payments were completed on both. Monthly Budget: 1200 rent (includes all utilities) Verizon Wireless $50/monthly and Sallie Mae student loans $109/monthly. How stable your job is: I've been working at the law firm for 2 years in the IT department. The IT department is stable and no layoffs. My job history is very stable, last job was there for 7 years.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	28
Revolving Credit Balance:	$15,445.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477723	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477723. Member loan 477723 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	9.03%
Length of employment:	< 1 year	Location:	winterville, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Just wanted to say thank you in advace for your consideration. Borrower added on 01/19/10 > In the times we are living things are hard and I know it is hard to trust people, especially when you haven't even seen them, but if you can give me a chance YOU WILL NOT REGRET IT. Thank you again.....

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,025.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477741	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477741. Member loan 477741 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Walgreens	Debt-to-income ratio:	15.69%
Length of employment:	5 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > We own a fitness center and plan to use the funds to buy cardio equipment. Borrower added on 01/19/10 > www.convictionfitness.com

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,065.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477791	$13,900	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477791. Member loan 477791 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,950 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	24.05%
Length of employment:	< 1 year	Location:	Patchogue, NY

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Income listed does not include my wife's annual income of 45K. We are looking to consolidated all our credit card balances (6,500) and a personal loan owned to CitiFinancial (7,400) for our wedding this past May. Citi's current interest is 29% (extremely high, but love called). I work in Advisory Services with Ernst & Young LLP and my wife is a resume analyst with The Ladders.com (if you're looking for a 100K plus position up them look). Hope you can help us as we continue to move in a stronger financial direction. With Love, A & M

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,061.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 477797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477797	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477797. Member loan 477797 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	13.52%
Length of employment:	< 1 year	Location:	PERTH AMBOY, NJ

Home town:
Current & past employers:	Ann Taylor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Debt Consolidation loan for 3 credit cards

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,056.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477801	$7,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477801. Member loan 477801 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	University of the Sciences in Phila.	Debt-to-income ratio:	12.95%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	University of the Sciences in Phila.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Trying to get all of my credit card debt paid off in the next year (or year and a half). Am convinced it will absolutely happen. Borrower added on 01/18/10 > I plan to consolidate some of my higher-interest credit card debt so that I can work towards paying all of my credit card debt off within the next 1.5-2 years. I am an excellent borrower and am never late with my monthly payments. I have had the same job for the past 5.5 years and have rental income coming in to supplement my family's monthly expenses. In addition, I plan on earning some extra income in the next several months by working for the 2010 Census to help pay off my debt even faster.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,035.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477823	$18,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477823. Member loan 477823 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Delta Bank	Debt-to-income ratio:	4.64%
Length of employment:	10+ years	Location:	Flushing, NY

Home town:
Current & past employers:	Delta Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I would like to pay off my credit card loans and consolidate into one loan. Thank you.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477832	$13,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477832. Member loan 477832 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,200 / month
Current employer:	U.S. Government	Debt-to-income ratio:	11.70%
Length of employment:	10+ years	Location:	Castle Rock, CO

Home town:
Current & past employers:	U.S. Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Hello, and thank you for looking at my loan listing. This loan will pay off a couple of debts that are due at a higher rate of interest and will therefore reduce my monthly payments. It will also pay off an Allen organ that I am purchasing. I am a church organist and will use the organ to practice at home because church is a distance from my home. I am also planning on teaching organ, and so this will become a business expense. I have already paid $11,000 on it and owe $6,500 on it. Thank you again!

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,040.00	Public Records On File:	1
Revolving Line Utilization:	91.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 477839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477839	$13,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477839. Member loan 477839 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,176 / month
Current employer:	U.S. Department of Veterans Affairs	Debt-to-income ratio:	22.54%
Length of employment:	< 1 year	Location:	Muskogee, OK

Home town:
Current & past employers:	U.S. Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > I want to consolidate my debt to pay it off over a fixed period of time at a lower rate of interest.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,813.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477864	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477864. Member loan 477864 was requested on January 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:		Debt-to-income ratio:	6.72%
Length of employment:	< 1 year	Location:	glenwood springs, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/10 > Getting started on new career! Borrower added on 01/20/10 > I am starting a new business, a clothing store and am buying out the inventory of an existing business. I have about $4600 going out in monthly expenses, $20,000 in school debt and no credit card debt. $7000 in savings. My family owns a business and I receive money from that. I have a B.A. I don't know why it said "Investing in Education"? I called to see how to change that, will fix. I previously have been a finance manager and a buyer for fragrance and accessories.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,070.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477917	$21,600	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477917. Member loan 477917 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:		Debt-to-income ratio:	13.86%
Length of employment:	4 years	Location:	Kailua, HI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Self-employed computer consultant wishing to transfer debt on credit cards that are 29.9% APR with no acceptable terms of reduction by credit card company other than to settle account and close.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$219,250.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477919	$1,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477919. Member loan 477919 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	tyson	Debt-to-income ratio:	13.56%
Length of employment:	2 years	Location:	pasco, WA

Home town:
Current & past employers:	tyson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Paying off a credit card that went from 3.5% to 19% please help

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,781.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 477923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477923	$14,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477923. Member loan 477923 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Region10 Education Service Center	Debt-to-income ratio:	20.03%
Length of employment:	1 year	Location:	Lewisville, TX

Home town:
Current & past employers:	Region10 Education Service Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > My current career is very stable and long-term. I have had the same residence for over 5 years and look forward to my future financial responsibilities

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,599.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477941	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477941. Member loan 477941 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Absolute Surveying	Debt-to-income ratio:	18.87%
Length of employment:	10+ years	Location:	Lewis, CO

Home town:
Current & past employers:	Absolute Surveying
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Bill consolidation

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	34
Revolving Credit Balance:	$33,587.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477947	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477947. Member loan 477947 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Darden Law School	Debt-to-income ratio:	3.30%
Length of employment:	10+ years	Location:	CHARLOTTESVILLE, VA

Home town:
Current & past employers:	Darden Law School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Private loan

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477959	$11,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477959. Member loan 477959 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,106 / month
Current employer:	Harvard University	Debt-to-income ratio:	15.54%
Length of employment:	4 years	Location:	CAMBRIDGE, MA

Home town:
Current & past employers:	Harvard University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I plan to use the funds to pay off my high interest credit cards and have one monthly payment at a lower interest rate. I am steadily employed by a University and a member of a Union so my employment is assured. The lower payment would allow me to reallocate my budget so incorporate savings and increase my retirement contributions.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$11,922.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 477963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477963	$6,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477963. Member loan 477963 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Picone Schivone Construction Joint Venture	Debt-to-income ratio:	0.38%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	Picone Schivone Construction Joint Venture
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	20
Revolving Credit Balance:	$234.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477972	$13,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477972. Member loan 477972 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Veterans Affairs	Debt-to-income ratio:	18.35%
Length of employment:	10+ years	Location:	FENTON, MI

Home town:
Current & past employers:	Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I plan to refinance a loan I had previously taken out several years ago. This loan still has 40 months left with a monthly payment of $537. I plan to reduce the monthly payment so I can put more money on a car loan to pay off quicker.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,031.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478012	$19,750	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478012. Member loan 478012 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,120 / month
Current employer:	FedEx Home Delivery	Debt-to-income ratio:	14.13%
Length of employment:	10+ years	Location:	LAVEEN, AZ

Home town:
Current & past employers:	FedEx Home Delivery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > balance of purchase price for house

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	44	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,466.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478022	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478022. Member loan 478022 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	BAE Systems	Debt-to-income ratio:	12.59%
Length of employment:	9 years	Location:	Colden, NY

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,119.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478025	$3,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478025. Member loan 478025 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,250 / month
Current employer:		Debt-to-income ratio:	2.24%
Length of employment:	5 years	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > This is a start-up medical device company based around helping senior citizens and baby boomers with their joint pain. My first product, a patent pending product for the knees, is an extremely comfortable combination of a baby-blanket-soft wrap that wraps around the patients knee, and a cover which secures the wrap to the patients knee and acts as a brace. The supports are so comfortable that you can wear them all day for days at a time--even while sleeping. I have physical therapists treating their patients with my knee brace and will be approaching Orthopedic Surgeons to get their support. The knee support has already helped many seniors to avoid knee replacement surgery and regular surgery, helped other seniors to endure less pain after surgery, allowed a senior to walk after a stroke, allowed 2 marines to continue duties/training, helped multiple sports enthusiasts to continue training, and etc. I have a manufacturer in the USA that is producing them for me but I need the funds from this loan to purchase more inventory. My next patent pending product is an extremely comfortable lower back support belt that can also be comfortably worn while sleeping. I have a furniture mover, 2 marines, receptionists, etc. using this belt with incredible pain relief results. Many other helpful products are in various stages of development. The business outlook is extra-ordinary for joint support products, especially, with baby boomers getting older and having more joint pain. Thank You in advance for your support.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,418.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478080	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478080. Member loan 478080 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:		Debt-to-income ratio:	7.96%
Length of employment:	3 years	Location:	ayer, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,067.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478103	$24,250	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478103. Member loan 478103 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Goldglit and Company LLP	Debt-to-income ratio:	1.10%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Goldglit and Company LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > In advance of questions from potential lenders, the following are answers to some of the more common questions: - My job title is Accountant - I will be using the proceeds of the loan to refinance debt owed to a family member. I need to do this now because of unexpected medical expenses being incurred. - Currently my only other debt is approximately $3k+ owed on one credit card. - My montly expenses are as follows - Rent 1,800; Cable/Internet 130; Telephone 35 (partially reimbursed); Utilities 45; Gym 99; I do not own a car. - The earned income is mine alone, I do not have a partner or spouse. Thank you for taking the time to look at my profile.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,883.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478107	$23,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478107. Member loan 478107 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Federal Reserve Bank of NY	Debt-to-income ratio:	13.82%
Length of employment:	3 years	Location:	weehawken, NJ

Home town:
Current & past employers:	Federal Reserve Bank of NY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Loan to consolidate Credit cards + lines of credit into one payment.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	71
Revolving Credit Balance:	$22,779.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478113	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478113. Member loan 478113 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Lauderdale Law Offices	Debt-to-income ratio:	24.23%
Length of employment:	1 year	Location:	PACIFIC GROVE, CA

Home town:
Current & past employers:	Lauderdale Law Offices
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I have a good paying and secure employment making this a very safe loan.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,290.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478126	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478126. Member loan 478126 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:		Debt-to-income ratio:	7.36%
Length of employment:	1 year	Location:	Prescott Valley, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I help executives with 15+ years of experience start their own businesses as solo Entrepreneurs, or "Solopreneurs". After streamlining the setup process and creating an "incubator" that has most of the systems already setup for them, I am now ready to deliver this service via the web using an interactive website. The proceeds from this loan will help pay for the development and launch of this website. This is the kind of business that does well in any economy (especially a down economy). I'm starting out as a service-based business, which is easier to start and succeed with as long as I provide good service. I have previous career experience with Sprint, Caterpillar, and Child Health Corporation of America that has helped me relate to underemployed corporate executives that want to change their lives and work for themselves. If for some reason I were to fail at this business, I could still pay off the loan by working within Corporate America again (my last salary was > $100k/year).

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478133	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478133. Member loan 478133 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	con-way freight	Debt-to-income ratio:	8.67%
Length of employment:	5 years	Location:	Pawtucket, RI

Home town:
Current & past employers:	con-way freight
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I plan to use the funds towards the downpayment on a home. My credit shows that I pay my debts in a timely manner. My monthly budget includes my income as well as my wife's. We make approximately 100,000 a year. I have been with my company for five years. They have been in business since 1929. Con-way Inc. is a $4.3 billion freight transportation and logistics services company.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478139	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478139. Member loan 478139 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:		Debt-to-income ratio:	11.57%
Length of employment:	< 1 year	Location:	Lodi, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Start up money

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,907.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478160	$7,750	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478160. Member loan 478160 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,160 / month
Current employer:	Abercrombie & Fitch	Debt-to-income ratio:	2.24%
Length of employment:	2 years	Location:	Driftwood, TX

Home town:
Current & past employers:	Abercrombie & Fitch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I have plans to attend Scottsdale Community College out in Scottsdale, Arizona. I am listing this loan because i need money to help get me on my feet out there. I currently live in Texas and work for Abercrombie & Fitch. I will be majoring in Computer Networking Administrations. Thank You. Borrower added on 01/21/10 > I would also like to add, that i OWN my car, i have zero overhead expenses, i run my phone through my dads business, so i do not have phone bills, and i live with my parents so i do not pay rent either. I WILL PAY THIS BACK! INVEST IN ME PLEASE!

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	10
Revolving Credit Balance:	$984.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478163	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478163. Member loan 478163 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,260 / month
Current employer:	conagra foods	Debt-to-income ratio:	10.98%
Length of employment:	10+ years	Location:	FARMINGTON, MN

Home town:
Current & past employers:	conagra foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > my job is secure

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,305.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478166	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478166. Member loan 478166 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	United States Navy	Debt-to-income ratio:	12.64%
Length of employment:	3 years	Location:	Groton, CT

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > With this loan, it will be the only monthly payment I have to make - all other payments stop. It's a no-brainer, since I'm paying out about $800/mo. I'll have way more money every month and this will be EASY to pay off. Borrower added on 01/20/10 > Additionally, I am employed by the US Navy. I am a nuclear reactor operator on a US nuclear submarine. My paycheck is about as steady as can be and LendingClub will simply withdraw the funds from my account each month on the day that I am paid - hence, there is no risk of even a late payment, let alone defaulting on the loan. I will also be in the Navy until Nov. 2012, which means I will be employed in the same manner until there are only two monthly payments left on this loan - making it a very safe investment. You'd be helping me and yourself by funding this loan.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$9,123.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478172	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478172. Member loan 478172 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Van & Company	Debt-to-income ratio:	4.80%
Length of employment:	10+ years	Location:	Pawtucket, RI

Home town:
Current & past employers:	Van & Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,713.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478174	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478174. Member loan 478174 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,917 / month
Current employer:	BIOTRONIK, Inc.	Debt-to-income ratio:	13.89%
Length of employment:	3 years	Location:	MELBOURNE, FL

Home town:
Current & past employers:	BIOTRONIK, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,922.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478200	$19,600	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478200. Member loan 478200 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	13.58%
Length of employment:	10+ years	Location:	Tacoma, WA

Home town:
Current & past employers:	Federal Bureau of Prisons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > Loan Pymt and Auto Deduct Pymts Borrower added on 01/19/10 > This loan would provide a lower monthly payment than I currently have, saving me several hundred dollars per month as well as getting credit paid off in a much shorter time. My goal is not to have credit card balances with the higher interest rates. I have been in my career for 19 years and plan to remain there until retirement. I want to be credit card debt free well before retirement.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,189.00	Public Records On File:	1
Revolving Line Utilization:	65.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478217	$6,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478217. Member loan 478217 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	njm	Debt-to-income ratio:	13.67%
Length of employment:	10+ years	Location:	ewing , NJ

Home town:
Current & past employers:	njm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I am looking to buy a home for the first time. This is a dream come true. I have worked 10+ years at my job and have been waiting for this moment forever! It's a new year, so time for new things! Borrower added on 01/20/10 > I DON'T NEED THIS LOAN ANYMORE I AM nOT BUYiNG THAT HOUSE THANKS

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,019.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478219	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478219. Member loan 478219 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Hagemeyer North America	Debt-to-income ratio:	8.70%
Length of employment:	2 years	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	Hagemeyer North America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,374.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478224	$3,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478224. Member loan 478224 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:		Debt-to-income ratio:	3.40%
Length of employment:	< 1 year	Location:	Jupiter, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > This loan is to help pay the last of my tuition for my last year of undergraduate education. I will be attending medical school and enrolling through the US armed services Health proefessions scholarship program. Borrower added on 01/19/10 > These funds will help to pay the remainder of my tuition for my last semester at school. I am recently married (january 2nd!) and just need a little boost to pay the bill so that me and my wife can get started. We both work as servers and i also work in the student government at my school, and will have no trouble making payments. As can be seen by my credit information, i have never defaulted on a loan, or even missed a payment, i also plan to pay off part of my revolving debt with this loan to acheive a better interest rate than my credit card (20%) Thank you for your help. I will be happy to answer any questions.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,650.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478240	$22,700	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478240. Member loan 478240 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	rehab specialists	Debt-to-income ratio:	7.09%
Length of employment:	4 years	Location:	Bainbridge Island, WA

Home town:
Current & past employers:	rehab specialists
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I have a very stable job and I get job offers in the mail all the time. I intend to pay off a debt that I owe to Home Depot for doors and windows that I put in my house. I'm hoping to avoid their egregious 26% interest rate. Borrower added on 01/19/10 > I have a very secure job. I get job offers in the mail all the time. I intend to pay off a debt to Home Depot that I used to put new doors and windows in my home. I'm hoping to avoid their egregious 26% interest rate.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,445.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478242

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478242	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478242. Member loan 478242 was requested on January 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Coldwell Banker	Debt-to-income ratio:	22.32%
Length of employment:	2 years	Location:	Goleta, CA

Home town:
Current & past employers:	Coldwell Banker
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/19/10 > I have two credit cards with about $6000 on them with interest rates of 30%. I would like to consolidate the debt at a lower rate in order to pay it off sooner. I have successfully been paying on another Lending Club Loan for almost a year and have found it extremely helpful. I have recently begun working for a colleague on the side which brings in between $400-$600 extra each month. Borrower added on 01/19/10 > I have great job security- I currently hold two positions at the company and have been there over 2 1/2 years. I have no plans of moving or leaving the job in the near future. My montly expenses are: Rent: $875, 1st Lending Club Loan: $290, Cellphone: $80, Food: $200, Gas: $40, Utilities (shared): $75. My current monthly payments on my credit cards total $200-300 which is above the minimum payments since I am trying to pay them down. I do not use the cards for purchases since I want to get rid of them. I pay cash for all expenses and don't have an expensive lifestyle. My goal in the next couple years is to be debt free and I am committed to this. I am tired of wasting money on high interest credit cards that I used in the past when money was much tighter.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,115.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478256

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478256	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478256. Member loan 478256 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	METI	Debt-to-income ratio:	17.97%
Length of employment:	4 years	Location:	Bradenton, FL

Home town:
Current & past employers:	METI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Loan is for a motorcycle. Monthly take home, after expenses, $600.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$419.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478259	$10,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478259. Member loan 478259 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Bon Appetit	Debt-to-income ratio:	2.00%
Length of employment:	1 year	Location:	GOLETA, CA

Home town:
Current & past employers:	Bon Appetit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I plan to use the funds to pay off my parents who lent me some money, and the rest will go towards rent and school. I am a good borrower because I work hard everyday so that I can pay all my bills, and so I can get through school. I pay $600 for rent, $20-$30 for utilities, and i eat for free at work. I save up my money as best as possible to pay for my bills, and if there is anything left I put some of it into savings. The last little bit goes toward so fun on the weekends. I have a very stable job. I work hard every day, and because of that my boss relies on me to do a lot of the work load.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,910.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478260

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478260	$20,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478260. Member loan 478260 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,300 / month
Current employer:	NJ Transit	Debt-to-income ratio:	0.23%
Length of employment:	10+ years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	NJ Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Putting in new windows all around the home and going from asbestos shingles to nice vinyl siding while adding additional insulation. Home is completely paid for, has been for 20 years, a home equity loan makes no sense since I have no additional deductions and the amt is so small.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478273	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478273. Member loan 478273 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,708 / month
Current employer:	Miami Air Traffic Control Center	Debt-to-income ratio:	11.60%
Length of employment:	10+ years	Location:	Roberts, MT

Home town:
Current & past employers:	Miami Air Traffic Control Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Currently looking for a $636K loan on my 4,000 square foot home that I currently occupy with my wife.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	13
Revolving Credit Balance:	$54,890.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478311	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478311. Member loan 478311 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	all pro plumbing	Debt-to-income ratio:	7.22%
Length of employment:	5 years	Location:	hialeah, FL

Home town:
Current & past employers:	all pro plumbing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 478320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478320	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478320. Member loan 478320 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	The Lineage Group	Debt-to-income ratio:	23.41%
Length of employment:	1 year	Location:	Athens , GA

Home town:
Current & past employers:	The Lineage Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I'm closing out my last credit card with this money, and have the means and desire to be debt free as soon as possible. I'm hoping to pay this off early.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,430.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478333	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478333. Member loan 478333 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	Bensalem school district	Debt-to-income ratio:	17.29%
Length of employment:	10+ years	Location:	Levittown, PA

Home town:
Current & past employers:	Bensalem school district
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1974	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,398.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478343	$23,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478343. Member loan 478343 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	MIAMI TECH	Debt-to-income ratio:	16.23%
Length of employment:	10+ years	Location:	HIALEAH GARDENS, FL

Home town:
Current & past employers:	MIAMI TECH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > loan payoff Borrower added on 01/20/10 > debt consolidation

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	65
Revolving Credit Balance:	$24,787.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478346	$24,250	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478346. Member loan 478346 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	SMS Inc	Debt-to-income ratio:	20.52%
Length of employment:	2 years	Location:	Carrollton, TX

Home town:
Current & past employers:	SMS Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I have stayed credit worthy during a difficult divorce and would like to continue to stay that way. This loan will help pay off some debt left over after the divorce.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	18
Revolving Credit Balance:	$60,627.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478348	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478348. Member loan 478348 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Intra-Cellular Therapies Inc.	Debt-to-income ratio:	16.84%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Intra-Cellular Therapies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Thank you for the loan. Borrower added on 01/21/10 > Credit card debt consolidation

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	6
Revolving Credit Balance:	$13,948.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478353	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478353. Member loan 478353 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	mill creek mechanical	Debt-to-income ratio:	0.87%
Length of employment:	< 1 year	Location:	HAMPTON, VA

Home town:
Current & past employers:	mill creek mechanical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > 1st home

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$422.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478369	$10,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478369. Member loan 478369 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,700 / month
Current employer:	Intelexis Software Solutions	Debt-to-income ratio:	24.84%
Length of employment:	10+ years	Location:	El Paso, TX

Home town:
Current & past employers:	Intelexis Software Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,420.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478374	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478374. Member loan 478374 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,467 / month
Current employer:	Kings Family Restaurant	Debt-to-income ratio:	6.61%
Length of employment:	< 1 year	Location:	Lower Burrell, PA

Home town:
Current & past employers:	Kings Family Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478377	$7,750	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478377. Member loan 478377 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,484 / month
Current employer:	Homewood Lumber	Debt-to-income ratio:	22.42%
Length of employment:	4 years	Location:	Auburn, CA

Home town:
Current & past employers:	Homewood Lumber
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,751.00	Public Records On File:	1
Revolving Line Utilization:	52.70%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478386	$8,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478386. Member loan 478386 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Neo Salon	Debt-to-income ratio:	2.30%
Length of employment:	1 year	Location:	Montara, CA

Home town:
Current & past employers:	Neo Salon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Consolidating debt and eliminating unnecessary interest rates is my plan of action, which will allow me to get ahead and begin to save money towards financial security. My job is very secure. I have been in the beauty industry (hair) for over 8 years. I will be a good borrower due to the fact that I take my debts and my credit very serious and make it a point to pay back in a timely fashion as described in loan arrangements. My monthly budget varies monthly, but always allows me to address my financial responsibilities. The purpose of this loan is to actually further eliminate financial responsibilities I have accrued in a manner that exceeds the arrangement, while also making it more cost effective on a monthly basis for me to do so.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,047.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478388	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478388. Member loan 478388 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	United Health Group	Debt-to-income ratio:	5.68%
Length of employment:	< 1 year	Location:	WEST HAVEN, CT

Home town:
Current & past employers:	United Health Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I want a lower monthly payment then what I am paying off on my credit cards. This loan will also help diversify my credit report. Borrower added on 01/20/10 > A little bit about me :) I am a college graduate. I am very furtunate that I got a full time job right out of school. I am trying to pay off credit cards, save for a wedding and save for a house. This loan will help me get my credit score up and take that monthly burden off my shoulders of paying 5 different creditors. Trying to repair old credit spending habbits. Thanks!

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,324.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478412	$17,600	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478412. Member loan 478412 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	IBEW Local 98	Debt-to-income ratio:	17.35%
Length of employment:	7 years	Location:	Broomall, PA

Home town:
Current & past employers:	IBEW Local 98
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > hi. i am looking to consolidate all the debt i have with the exception of my car and a credit card (it is 0%). all of the credit cards/loans i want to pay off are in the twenty-thirty percent range. that is the reason i would like for you to give me this loan. if you would like any other info please just ask.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,555.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478427	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478427. Member loan 478427 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,708 / month
Current employer:	Weather Shield Mfg Inc	Debt-to-income ratio:	22.52%
Length of employment:	5 years	Location:	Park Falls, WI

Home town:
Current & past employers:	Weather Shield Mfg Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Unexpected doctor bills caused me to max out my credit cards. Now I am sick of paying the high interest making them rich and me poor. Please help. Thanks

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	54
Revolving Credit Balance:	$7,202.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478432	$9,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478432. Member loan 478432 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	3.00%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Hello. Last week I paid off my car, and I will pay off my credit card the end of this month that I have right now. I have a student loan about $4000 and I will get that money in 3 months. Unfortunately, I will get money in December, so I don't want to use credit card which higher interest rate than here. Thank you and have a good day.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,363.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478435	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478435. Member loan 478435 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,510 / month
Current employer:		Debt-to-income ratio:	8.46%
Length of employment:	3 years	Location:	Hacienda Heights, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$3,305.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 478446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478446	$7,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478446. Member loan 478446 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	University of Illinois - Chicago	Debt-to-income ratio:	21.99%
Length of employment:	1 year	Location:	Clarendon Hills, IL

Home town:
Current & past employers:	University of Illinois - Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,823.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478462	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478462. Member loan 478462 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	GRG Construction	Debt-to-income ratio:	0.54%
Length of employment:	2 years	Location:	Tucson, AZ

Home town:
Current & past employers:	GRG Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$554.00	Public Records On File:	1
Revolving Line Utilization:	14.20%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478464	$23,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478464. Member loan 478464 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	joy flowers	Debt-to-income ratio:	2.34%
Length of employment:	3 years	Location:	whitestone, NY

Home town:
Current & past employers:	joy flowers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I pay my debts before they are due. This is the best investment you can make.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,930.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478470	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478470. Member loan 478470 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Saint Vincent Hospital	Debt-to-income ratio:	11.13%
Length of employment:	5 years	Location:	ERIE, PA

Home town:
Current & past employers:	Saint Vincent Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Plan to renovate our kitchen and bathroom. Prefer not to struggle through typical bank paperwork. Our home appraised for over $200k. Will pay on-time and as agreed!

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,327.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478486	$14,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478486. Member loan 478486 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.32%
Length of employment:	3 years	Location:	Concord, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Looking to consolidate debt. I have excellent payment history and will pay this loan off quickly.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,781.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478487	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478487. Member loan 478487 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Metropolitan Opera Assoc.	Debt-to-income ratio:	4.70%
Length of employment:	10+ years	Location:	Edgewater, NJ

Home town:
Current & past employers:	Metropolitan Opera Assoc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Trying to clear up a small amount of debt. Borrower added on 01/21/10 > Loan will be payed in full by April of this year. Borrower added on 01/21/10 > Loan will be payed back in full by April of this year.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,378.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478519	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478519. Member loan 478519 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	CBRE Capital Markets	Debt-to-income ratio:	1.83%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	CBRE Capital Markets
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Hello, My Wells Fargo credit card interest rate is increasing it's low APR to a high interest rate in the mid 20% range, for no reason or fault of my own, other than that the bank's window of low apr is now over and they have the ability to raise my rate. I have no other credit card debt. I have no car payments (live in San Francisco and walk to financial district.) I have very low expenses and thus, this loan is very low risk to any lenders. My debt to income ratio is 4/65, and as I said earlier, I have essentially no liabilities other than house bills and cell phone. I could pay this credit card in full today using savings but also like to have a surpluss of cash savings in the bank. I simply want to lower my monthly payment on my credit card debt. Thanks.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,370.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478529	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478529. Member loan 478529 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,833 / month
Current employer:	Executive	Debt-to-income ratio:	0.44%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Executive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > New major purchase for my husband and I.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$525.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478546	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478546. Member loan 478546 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	santa ana college	Debt-to-income ratio:	7.40%
Length of employment:	4 years	Location:	garden grove, CA

Home town:
Current & past employers:	santa ana college
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > Educational loan

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,708.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478567	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478567. Member loan 478567 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	O'Connor Safety Corp.	Debt-to-income ratio:	15.56%
Length of employment:	7 years	Location:	Leominster, MA

Home town:
Current & past employers:	O'Connor Safety Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,552.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478569	$3,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478569. Member loan 478569 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Northwood Manufacturing	Debt-to-income ratio:	11.23%
Length of employment:	3 years	Location:	La Grande, OR

Home town:
Current & past employers:	Northwood Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > I would like to use this loan to purchase a motorcycle while the prices are still cheap. If you have ever bought a bike with a loan new or used you know that the options out there are not the greatest. I have a good payment history with my debts. I have one revolving account left to payoff with tax refunds, then closed for good! I have a steady job in a company that has outlasted our competition in the hard economic times. I have the left over funds every month to make this payment with ease, my budget as follows income per month with spouses also $3200 mortgage $681 car payment $214 car payment $167 insurance $79 phone/net $60 gas/electric $100 water $50 garbage $25 revolving credit account to pay off $100 food $500 gas for rigs $120 total $2096 that's our budget we don't even bother paying for tv, we are gone or working to waste money on something that we wont use.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,866.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478571	$2,500	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478571. Member loan 478571 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:		Debt-to-income ratio:	2.11%
Length of employment:	< 1 year	Location:	Maryland Heights, MT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > My wedding celebrate on Feb 14, Please respond as soon as possible. Thanks,

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,252.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478574	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478574. Member loan 478574 was requested on January 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	macys	Debt-to-income ratio:	10.37%
Length of employment:	3 years	Location:	baytown, TX

Home town:
Current & past employers:	macys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/10 > cosolidate and lower my rates

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$8,301.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399980	$9,600	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399980. Member loan 399980 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Abc Supply	Debt-to-income ratio:	3.84%
Length of employment:	3 years	Location:	burke, VA

Home town:
Current & past employers:	Abc Supply
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to get out of a high car payment. So I can afford to live comfortable. And also need to get out of a couple high interest credit card payments. It will really make my day if I can get this loan and hopefully end all of the stressful times. Thanks Matt Borrower added on 01/21/10 > Hi, I am trying to get out of a high car payment. I have never been late on a payment. I have never struggled with bills, but everyone deserves to live comfortable. This loan will help me reduce my stress. Please Help. Thanks, Matt

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 437568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437568	$2,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437568. Member loan 437568 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:		Debt-to-income ratio:	17.28%
Length of employment:	< 1 year	Location:	Tulsa, OK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay for some additional much needed advertising and keep some in bank as working capital. I am in my 2nd year of opening an insurance office and things are on the up. Just short on needed money. Thank you for the assistance.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	2
Revolving Credit Balance:	$11,132.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 465979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
465979	$18,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 465979. Member loan 465979 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:		Debt-to-income ratio:	0.57%
Length of employment:	4 years	Location:	Miami, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Our business has received several new contracts and we are in need of short term funding to cover the materials and manufacturing costs. Since these goods are already sold and will be delivered to customers between February and May we expect to be able to pay off the loan by June as we are paid for the deliveries.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,704.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 475049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475049	$24,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475049. Member loan 475049 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Philadelphia School District	Debt-to-income ratio:	13.84%
Length of employment:	1 year	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Philadelphia School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I am a fully employed teacher!! I have a good secure job and I'm trying to clear my debt quickly by getting a lower interest rate. Thanks for considering me.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,375.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 475860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
475860	$4,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 475860. Member loan 475860 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,080 / month
Current employer:		Debt-to-income ratio:	9.17%
Length of employment:	< 1 year	Location:	Gate City, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Pay off car, pay off credit card for much lower payment! It fits into my budget much better.

A credit bureau reported the following information about this borrower member on January 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,832.00	Public Records On File:	1
Revolving Line Utilization:	36.80%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 477305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477305	$13,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477305. Member loan 477305 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Lowes Home Improvement	Debt-to-income ratio:	22.53%
Length of employment:	5 years	Location:	DUBLIN, OH

Home town:
Current & past employers:	Lowes Home Improvement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I plan to use the funds to consolidate my debt. I have a secure job and I will be able to budget my money with this loan.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,580.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477562	$12,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477562. Member loan 477562 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The Virginian-Pilot	Debt-to-income ratio:	5.64%
Length of employment:	10+ years	Location:	Norfolk, VA

Home town:
Current & past employers:	The Virginian-Pilot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > We have recently bought a 100 year old home and are renting out our other property. As first-time land-lords and owners of an older historic home we have quickly realized we need to come up with a strong plan of attack regarding our financial heath, cash flow, etc. etc. etc.! Therefore my husband and I are on a mission to make 2010 the year we reduce all our debt as much as possible and create savings and emergency funds for both properties! We both have good strong jobs and career growth opportunities within our companies. We also are committed to having excellent credit, savings accounts and long term financial stability as a part of our families health and well-being. Therefore we are 100% committed to this loan and to what it will enable us to do over the next few years to reach our goals.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	70
Revolving Credit Balance:	$7,472.00	Public Records On File:	1
Revolving Line Utilization:	97.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477572	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477572. Member loan 477572 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Sutter health. Eden/Alta bates	Debt-to-income ratio:	4.92%
Length of employment:	7 years	Location:	san leandro, CA

Home town:
Current & past employers:	Sutter health. Eden/Alta bates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > i have had my fair share of used cars, but I want to buy a brand new car now. I'm 27, I work in the dietary departments at Eden medical canter and I am recently employed at a second hospital as well ( Alta bates summit medical center). I work 2 jobs and have a credit score of 723! thanks for looking.

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,398.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477841	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477841. Member loan 477841 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Urban American Management	Debt-to-income ratio:	15.17%
Length of employment:	2 years	Location:	Hoboken, NJ

Home town:
Current & past employers:	Urban American Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Everyone needs a little help sometimes. I'm trying to start off the year right, pay off some bills, and buy my girlfriend the ring she deserves.

A credit bureau reported the following information about this borrower member on January 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,354.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 477843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
477843	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 477843. Member loan 477843 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,800 / month
Current employer:		Debt-to-income ratio:	8.71%
Length of employment:	< 1 year	Location:	ATWATER, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,328.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478050	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478050. Member loan 478050 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Durling Design	Debt-to-income ratio:	9.17%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	Durling Design
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I have a successful business dealing furniture in multiple cities. I need a loan to buy a container of furniture and start operations in another location. Borrower added on 01/21/10 > I have a steady income, no credit card debt, and minimum expenses. Assuming there is no penalty for pre-payment, it is my best estimate that I can pay back the loan in full within 2 years.

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478120

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478120	$17,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478120. Member loan 478120 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	URS Corporation	Debt-to-income ratio:	8.73%
Length of employment:	8 years	Location:	Long Island City, NY

Home town:
Current & past employers:	URS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > We are planning a family this year and planning to buy an apt in 2 or 3 years from now. So it's time to get rid of this credit card debts. I have looked in the past for companies like Lending Club but for some reason never came across any. A few days ago, I got the info via Lending Tree. I have a very stable job in a very stable Company/Corporation which provides Engineering/Construction/Power/Federal Services. I've been working there 8 years. I planned to pay off all 4 cards with large balance after receiving the loan, then closing 2 of them. I hope this little bit of info helps, but if need be, don't hesitate to ask.thx!

A credit bureau reported the following information about this borrower member on January 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,281.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478228	$4,500	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478228. Member loan 478228 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	National City	Debt-to-income ratio:	4.00%
Length of employment:	2 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	National City
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/22/10 > I plan to use these funds to purchase a car to commute from school and work. I am a good borrower because I have never defaulted on any loan of any kind in my life time. I also have a full time job that has great security and ample opportunities to advance. I do not have any major bills and I budget my money extremely well.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478523	$2,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478523. Member loan 478523 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	JBS Carriers	Debt-to-income ratio:	20.45%
Length of employment:	< 1 year	Location:	FORT COLLINS, CO

Home town:
Current & past employers:	JBS Carriers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,946.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478537	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478537. Member loan 478537 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	United Water Company	Debt-to-income ratio:	5.65%
Length of employment:	6 years	Location:	Fair Lawn, NJ

Home town:
Current & past employers:	United Water Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	9
Revolving Credit Balance:	$12,080.00	Public Records On File:	1
Revolving Line Utilization:	74.10%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478542	$16,525	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478542. Member loan 478542 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Asylum Visual Effects	Debt-to-income ratio:	14.09%
Length of employment:	9 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Asylum Visual Effects
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,357.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478556	$9,800	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478556. Member loan 478556 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Boys and Girls Club of the Big Island	Debt-to-income ratio:	14.99%
Length of employment:	3 years	Location:	PAHOA, HI

Home town:
Current & past employers:	Boys and Girls Club of the Big Island
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I live on the Big Island of Hawaii and am interested in purchasing the undeveloped lot next to my home. The owners of the lot live on the mainland and are ready to sell. It is a win-win!

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,164.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478561	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478561. Member loan 478561 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	MetLife Home Loans	Debt-to-income ratio:	2.37%
Length of employment:	5 years	Location:	OCEAN CITY, MD

Home town:
Current & past employers:	MetLife Home Loans
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,944.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478580	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478580. Member loan 478580 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	Amazon.com	Debt-to-income ratio:	7.21%
Length of employment:	3 years	Location:	Seattle, WA

Home town:
Current & past employers:	Amazon.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I put a good amount of a bathroom remodel project on my credit cards (hence the high utilization rate). I'm going to use this loan to consolidate that in to a single account. In my life I've been delinquent on one loan and that was in college, since then I've paid every loan on time and in full. I have a stable job as a software manager at a large internet company in Seattle. My monthly budget has about $1500 in discretionary money in it after all bills and food and entertainment that will go towards paying off this loan. I recently finished paying off a car loan that's was just about as much of a monthly expense so I don't expect that this would have an large impact on my overall finances. Thanks for reading the listing and please ask questions.

A credit bureau reported the following information about this borrower member on January 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,406.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478630	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478630. Member loan 478630 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	OBJECTSOFT GROUP INC.	Debt-to-income ratio:	12.97%
Length of employment:	3 years	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	OBJECTSOFT GROUP INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I am planning to use the funds for my wedding expenses as I do not want my parents to bear the expenses. My monthly budget is $2000 and my monthly income after taxes is $5500 so I would have savings of atleast $2500 every month to pay off the loan in timely manner. My job is pretty stable and i dont see anything that could be a problem in paying the loan.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,999.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478648	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478648. Member loan 478648 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:		Debt-to-income ratio:	5.05%
Length of employment:	4 years	Location:	Detroit, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	2
Revolving Credit Balance:	$672.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478668	$16,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478668. Member loan 478668 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	13.76%
Length of employment:	4 years	Location:	university place, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > send me an e mail after you deposit it to my account.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	14
Revolving Credit Balance:	$140,453.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478671	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478671. Member loan 478671 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:		Debt-to-income ratio:	8.33%
Length of employment:	4 years	Location:	Hamilton, VA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Loan to update/enhance successful business that's been open for over 4 years, with gross sales of over 1.1 million and no debt, in addition to no corporate debt, repayment will be more than manageable.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,700.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478688	$1,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478688. Member loan 478688 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	HireRight Inc.	Debt-to-income ratio:	17.04%
Length of employment:	5 years	Location:	LAGUNA NIGUEL, CA

Home town:
Current & past employers:	HireRight Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Am moving and need some extra funds for deposits and such. Will be able to pay a majority of the loan off within the first month and a half.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,376.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478716	$4,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478716. Member loan 478716 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	vtp	Debt-to-income ratio:	0.93%
Length of employment:	10+ years	Location:	brpooklyn, NY

Home town:
Current & past employers:	vtp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I just want to borrow this money to take a long time vacation, as you can see on my credit profile with payments and my account, that i am a good borrow and pay back person...thank you

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1968	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,812.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478726	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478726. Member loan 478726 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Allied Barton	Debt-to-income ratio:	4.76%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Allied Barton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,913.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478749	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478749. Member loan 478749 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SC Dept. of Health & Environmental Ctr	Debt-to-income ratio:	24.80%
Length of employment:	9 years	Location:	Columbia, SC

Home town:
Current & past employers:	SC Dept. of Health & Environmental Ctr
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,353.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478753	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478753. Member loan 478753 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,170 / month
Current employer:	University of Connecticut	Debt-to-income ratio:	4.80%
Length of employment:	8 years	Location:	Manchester, CT

Home town:
Current & past employers:	University of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I've decided to consolidate off my credit cards because my issuing banks changed my terms.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,903.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478767	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478767. Member loan 478767 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,667 / month
Current employer:	Parkside Solutions Inc.	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Parkside Solutions Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am a real estate investor (new), and I am requesting to borrow $15,000.00 for down payment for a property in Boise Idaho. The property is valued at $429,000.00. What makes me a good borrower is, I have good income, $250,000.00, I also have other obligations (student loans, etc) This loan would enable me to start my real estate career. I am purchasing a software Freedom$oft, which would enable me to find more properties in a shorter length of time, and get contract out to propective buyers/sellers, with a click of a button. This software company had it's ground breaking celebration on January 19th, 2010. Most real estate investors will purchase this it, because this is what we've all been waiting for. The down payment is actually $45,000.00. I have the remainder of it. Borrower added on 01/21/10 > My current job is very stable. I prepare business plans for a very small fee $600.00, and I help start-ups purchase office furniture and supplies. Borrower added on 01/21/10 > My monthly budget: Rent 1200.00; Electric & Gas 300.00; Food $700.00; Student Loans $3500.00; Transportation 300.00; Childcare 8000.00. I might have missed somethings, but that's basically it.

A credit bureau reported the following information about this borrower member on January 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 478769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478769	$2,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478769. Member loan 478769 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Kirberg Roofing	Debt-to-income ratio:	14.25%
Length of employment:	9 years	Location:	Higginsville, MO

Home town:
Current & past employers:	Kirberg Roofing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Hello. I am a commercial roofer from Missouri. As you know the winter months around here are not exactly a roofers paradise. I do have a steady job and have been doing this all the way through high school and through college as well, after which I am still trying to get on my feet. Lately though, due to the weather it has been hard to get up there and work. I just need a boost to help in the next month or two because I am starting to get behind on a few things. I plan on paying this back well before it's due date as soon as I get back up the ladder. Thank you.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$179.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478774	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478774. Member loan 478774 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:		Debt-to-income ratio:	15.77%
Length of employment:	4 years	Location:	Norwalk, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > To lower my credit card into one payment.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,598.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 478788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478788	$3,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478788. Member loan 478788 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Composite Fogings	Debt-to-income ratio:	20.04%
Length of employment:	5 years	Location:	Detroit, MI

Home town:
Current & past employers:	Composite Fogings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,832.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 478792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478792	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478792. Member loan 478792 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	rick bates garage	Debt-to-income ratio:	9.44%
Length of employment:	7 years	Location:	youngstown, OH

Home town:
Current & past employers:	rick bates garage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/01/10 > i pay my bills on time every month. i have been working at my job for 7 years as a dieasel teach servicing tractor trailers. I plan to pay off my bills & the rest of the money will goto tds to better my education ( truck driving school ) for the mechicanal updates.

A credit bureau reported the following information about this borrower member on January 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,366.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 478794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478794	$6,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478794. Member loan 478794 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Citadel Broadcasting	Debt-to-income ratio:	4.51%
Length of employment:	3 years	Location:	Oklahoma City, OK

Home town:
Current & past employers:	Citadel Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > It would be nice to be able to think/talk/eat normally again! Tooth issues have plagued me and I'm finally looking for sweet relief through surgery. Trust doesn't exactly come through the computer, but these monthly payments will be absolutely no problem for me. I'm not one of the deadbeats. I greatly appreciate anybody who can help. Thank you and God bless.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	72
Revolving Credit Balance:	$3,106.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478799

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478799	$22,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478799. Member loan 478799 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Jackson and Cooksey	Debt-to-income ratio:	12.26%
Length of employment:	< 1 year	Location:	DALLAS, TX

Home town:
Current & past employers:	Jackson and Cooksey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I'm a very trustworthy and responsible borrower. I have never been late or missed a single payment. I am just trying to simplify my debt into a single payment. Borrower added on 01/21/10 > I'm a very trustworthy and responsible borrower. I have never been late or missed a single payment. I am just trying to simplify my debt into a single payment. Borrower added on 01/21/10 > I'm a very trustworthy and responsible borrower. I have never been late or missed a single payment. I am just trying to simplify my debt into a single payment.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,871.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 478811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478811	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478811. Member loan 478811 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:		Debt-to-income ratio:	0.36%
Length of employment:	10+ years	Location:	Palmetto Bay, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > Business Loan to invest in upgraded technology. The Law Firm specializes in Civil Litigation & Mediation, it is located in an upscale neighborhood in Pinecrest Florida and it is becoming an exceptionally successful firm. Borrower added on 01/21/10 > Funds will be used to purchase updated technology in Law Firm specializing in Civil Litigation & Mediation. What makes me a good borrower is that borrowing is being done very conservatively. Firm is being run conservatively with small overhead, the $ 8,000.00 being borrowed is actually being done more to strengthen credit than anything else. We actually have more than $ 8000.00 in operating and personal accounts. Furthermore, by me repaying this loan in an impeccable manner it will, further make my credit strongerwhich is what I'm looking for, since I don't have car payments nor major monthly credit card or lines of credit. This will be the only loan I will have except for some credit cards which I pay in full monthly. Finally the Law Firm is AV Rated(Highest rated awarded for ethical and professional achievement.) Looking forward to doing good business together. Thank you for your help and concern in this matter. . Borrower added on 01/21/10 > Funds will be used to purchase updated technology in Law Firm specializing in Civil Litigation & Mediation. What makes me a good borrower is that borrowing is being done very conservatively. Firm is being run conservatively with small overhead, the $ 8,000.00 being borrowed is actually being done more to strengthen credit than anything else. We actually have more than $ 8000.00 in operating and personal accounts. Furthermore, by me repaying this loan in an impeccable manner it will, further make my credit strongerwhich is what I'm looking for, since I don't have car payments nor major monthly credit card or lines of credit. This will be the only loan I will have except for some credit cards which I pay in full monthly. Finally the Law Firm is AV Rated(Highest rated awarded for ethical and professional achievement.) Looking forward to doing good business together. Thank you for your help and concern in this matter. .

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$506.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478818	$6,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478818. Member loan 478818 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	State Farm Insurance	Debt-to-income ratio:	16.45%
Length of employment:	10+ years	Location:	Joppa, MD

Home town:
Current & past employers:	State Farm Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I would like this loan in order to pay off credit cards that I got when I was in college- Bank of America and GapCard as well as the furniture I bought when I purchased my home last year. I have excellent credit history and have been at my job for 11 years this coming year. This loan will help simplify my life and help me to build up my savings. Thank you.

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,658.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478830	$5,600	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478830. Member loan 478830 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	World Marketing Atlanta	Debt-to-income ratio:	17.58%
Length of employment:	10+ years	Location:	DOUGLASVILLE, GA

Home town:
Current & past employers:	World Marketing Atlanta
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I plan to pay off all debt and have 1 monthly payment that is managable Borrower added on 01/21/10 > I will payb off all debt and have 1 monthly managable payment

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,182.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478836	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478836. Member loan 478836 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	transparent financial llc	Debt-to-income ratio:	14.90%
Length of employment:	< 1 year	Location:	boston, MA

Home town:
Current & past employers:	transparent financial llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/10 > Working at a startup where business has not got going yet. Expecting large unemployment check in next few weeks but need to pay for my move, housing, parking , and car expenses for the next six weeks. thank you Borrower added on 01/14/10 > The unemployment check is for a gap where i was seeking work this summer. I am currently employed.

A credit bureau reported the following information about this borrower member on January 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,234.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 478876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478876	$3,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478876. Member loan 478876 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	In at USC	Debt-to-income ratio:	20.52%
Length of employment:	3 years	Location:	Columbia, SC

Home town:
Current & past employers:	In at USC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > For daughter's tuition

A credit bureau reported the following information about this borrower member on January 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$289.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 478877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
478877	$11,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 478877. Member loan 478877 was requested on January 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Exclusive Dia.	Debt-to-income ratio:	11.56%
Length of employment:	8 years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	Exclusive Dia.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/10 > I am a reliable individual and have always been on top of my bills and personal finance. I have been with the same company for over 8.5 years and my position is very safe. Unfortunately, credit cards rates have gone out of control and these companies "punish" even those who are in an excellent standing..... and that's why I am seeking a loan.

A credit bureau reported the following information about this borrower member on January 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,088.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Posting Report Supplement No. 1 dated January 22, 2010